UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust
6125 Memorial Drive
Dublin, OH   43017

Bruce McKibben
c/o The Flex-funds Trust
6125 Memorial Drive
Dublin, OH   43017

Registrant’s telephone number, including area code:  800-325-3539

Date of fiscal year end:  December 31, 2011

Date of reporting period:  June 30, 2011

Item 1.  Report to Stockholders.

Semiannual Report

June 30, 2011

Little Muskingum River

*Photo by Ohio Department of Natural Resources*

The Money Market Fund The U.S. Government Bond Fund The Total Return Bond Fund The Defensive Balanced Fund The Muirfield Fund®	The Utilities and Infrastructure Fund The Dynamic Growth Fund The Strategic Growth Fund The Aggressive Growth Fund The Quantex FundTM

TABLE OF CONTENTS

Letter to Shareholders	1
The Money Market Fund	4
The U.S. Government Bond Fund	5
The Defensive Balanced Fund	6
The Muirfield Fund®	7
The Utilities and Infrastructure Fund	8
The Dynamic Growth Fund	9
The Strategic Growth Fund	10
The Aggressive Growth Fund	11
The Quantex FundTM	12
Disclosure	13
Shareholder Expense Analysis	14
Fund Holdings & Financial Statements	16

Our Mission Statement

Every day, our mission is to exceed, with integrity, passion, and discipline, the expectations of our shareholders’ and clients’ overall investment experience.

Core Values

The Client/Shareholder Is Our #1 Priority
Always remember whom we are serving. Our livelihood depends on providing a superior overall investment experience that exceeds the expectations of our shareholders and clients.

Clarity Of Purpose
Our organization has a clear, well-defined vision. All of our associates are committed to and understand how they will contribute to that vision.

Communication
We expect open and effective communication, full reporting, including good and bad news, and constructive feedback.

Integrity
We insist upon honesty and adhere to the highest ethical standards.

Excellence/ Innovation
Our associates strive each day for excellence in the work they perform, seek innovative ways to solve problems and introduce new ideas to take advantage of opportunities. We are a “Think Outside The Box” company.

Associate Well-Being
We value the success and well-being of our associates. We recognize and reward our associates’ contributions.

Respect For Others
Respect all people, value the differences among them and treat them as you would like to be treated.

Seek First To Understand
When interacting with others, place curiosity and understanding of their perspective FIRST, setting aside preconceived opinions and quick judgment.

Teamwork
We are a synergistic organization that works as a team to exceed our objectives.

Profit
We are profitable. Profitability enhances our services and capabilities, and affords everyone the opportunity to further their financial well-being.

2011 Semiannual Report | June 30, 2011

Letter to Shareholders

In the first half of 2011, investor concerns were heightened as the resiliency of the economic recovery was tested, geopolitical unrest emerged in the Middle East, and devastating natural disasters struck Japan. Additionally, ongoing financial instability among several European nations has further contributed to capital market volatility.  Despite the presence of many negative catalysts, the domestic stock market has continued to advance, and is up 6.02% year-to-date through June 30, 2011 as measured by the S&P 500 Index.  Although the pace of economic growth in the U.S. has tempered in recent months, evidence is not compelling that a return to recession is imminent.  Recall that the economy experienced a similar soft patch in 2010, yet it rebounded, and the stock market ended the year at new recovery highs.  Additionally, stock valuations continue to appear reasonable, especially as the S&P 500 earnings approach the prior peak set back in 2007, while the Index is trading approximately 15% lower than that time.

The following pages will provide an overview of how we managed our risk exposure and the strategies we employed during the first half of 2011.  We will also provide a brief summary of the economic and financial events that took place throughout the first six months of 2011, discuss our expectations for the remainder of the year, and review the performance of The Flex-funds® Mutual Funds.

The First Half of 2011 in Review

As 2011 began, expectations were high for the ongoing recovery of the domestic economy. However, attention was quickly diverted to new concerns, including geopolitical unrest in the Middle East region and the natural disasters in Japan.  In the wake of those events, investor attention returned to the sovereign debt problems in Europe and economic indicators in the U.S., such as gross domestic product (GDP) and unemployment.  The Federal Reserve maintained its position to wind down scheduled purchases of U.S. Treasury securities, signaling that the economy may be ready to sustain itself with less extensive governmental aid, despite a moderated pace of growth.

Capital market volatility heightened.  Following the debt ceiling debate and subsequent downgrade of the U.S. credit rating by Standard & Poor’s, as well as recent evidence of economic weakness and ongoing issues with European sovereign debt, the financial markets have experienced significant declines into the third quarter.  While there has been deterioration in the trend and technical aspects of the stock market, valuations remain quite attractive and there is recent evidence that economic activity is stabilizing.

Many economic indicators remain positive. Despite the first quarter GDP report, several economic indicators signal that the ongoing recovery remains intact, and may in fact be accelerating. Orders for durable goods have been positive for the last 16 months and industrial production continues to grow.  Additionally, a

Retail sales excluding autos increased 8.2% during May

2011 Semiannual Report | June 30, 2011

key concern for many economists during the economic recovery has been the consumer’s propensity to spend.  Retail sales excluding autos increased 8.2% during May compared to last year, which is faster than the 6.8% pace seen in the previous month (see Chart 1).  This provides evidence that personal consumption may be improving, which is crucial since it comprises approximately two thirds of GDP.

Geopolitical unrest engulfs Middle East and North Africa. The Middle East and North Africa (MENA) region is comprised of many countries with authoritarian regimes, including dictatorships. Recently, civilians of many countries in the region have arranged protests to demand government change. The most prominent demonstrations include those in Egypt and Libya. As protests and uprisings continue in the MENA region, investors will examine the effects of these conflicts on oil production and prices. Crude oil has traded near $100 per barrel, which could hinder consumer confidence and dampen consumer demand for other discretionary items. Close attention will be paid to the conflicts in the MENA region and the resulting effects on oil prices and the equity markets.

Natural disasters strike Japan. On March 11, a 9.0 magnitude earthquake struck Japan and triggered a devastating tsunami.  To make matters worse, a nuclear plant in Fukishima was destroyed and four out of the six nuclear reactors were damaged. Authorities have worked tirelessly in an attempt to control the radiation seeping from the reactors. Japan is the third largest economy in the world and produces 8.7% of global output. The destructive force of the disaster and nuclear radiation has had a negative effect on the world economy.

European debt problems linger. The European debt crisis continues to weigh heavily on investors as the extent of sovereign debt problems continue to unfold.  At the end of June, the Greek parliament accepted an austerity package in order to secure additional rescue funds approved by the European Union (EU) and the International Monetary Fund (IMF).  As a result of the severe cutbacks contained in the austerity package, many civilian protests occurred throughout Greece while parliament voted on the package’s approval.   Many countries face tough budget decisions to address their fiscal imbalances, and the process of unwinding such budget issues has proven to be a long and arduous task.  However, the rescue package pledged by the EU and IMF have served as a safety net for troubled nations.

GDP growth slower than expected. The rate of economic growth slowed in the first quarter of 2011 as consumer spending was hampered by rising gas prices and a struggling labor market.  First quarter GDP was reported at an annualized growth rate of 1.9%, much lower than the 3.1% seen in the last quarter of 2010.  Furthermore, the Federal Reserve revised their growth expectations for 2011 downward from a range of 3.1% to 3.3% to a range of 2.7% to 2.9%.  Also, the Institute for Supply Management (ISM) Manufacturing Index fell for 3 consecutive months from 61.4 in February to 53.5 in May.  However, the indicator rebounded in June and was reported at 55.3 (see Chart 2), which was much higher than expected.  Recall that an ISM reading above 50 is consistent with economic expansion while a reading below 50 is consistent with a shrinking economy, and June’s reading marks the 23rd consecutive month above this important level.

The ISM indicator rebounded in June to 55.3

2011 Semiannual Report | June 30, 2011

Job growth remains sluggish.  Unemployment has been a key drag on the economy since the recession began in 2007.  In the first three months of 2011, there were significant improvements in the employment market, yet the jobs report for May and June showed a setback. In May, nonfarm payrolls increased only 25,000, while June posted a gain of only 18,000.  In addition, the rate of unemployment has risen from 8.8% in March to 9.2% in June.  However, despite the lower than expected gains, there have been positive additions to nonfarm payrolls in each of the last eight months, resulting in approximately 1.2 million jobs.  The Obama administration has identified job growth as a major initiative vital to the ongoing growth of the economy.  Thus, as the 2012 presidential election campaigns begin, much media attention will be placed on this important barometer of economic health.

Outlook for Remainder of 2011

Despite the negative headwinds from European debt problems and the seemingly slow rate of economic growth, there is strong evidence that suggests the economic recovery remains intact.  Corporate profits continue to be strong and retail sales have accelerated despite the ongoing struggles in the labor market.  Although the Federal Reserve has lowered its Treasury bond purchases, it has maintained its commitment to keeping interest rates low for “an extended period”.   This will provide aid to the struggling housing market, as well as support a source of inexpensive funds for business expansion.  The recent decline in oil prices should provide relief to consumers during the peak driving summer months, and allow for further expansion in consumer spending, which is needed to foster an increase in the rate of GDP growth.

As we monitor the stock market and our investment models, we will continuously evaluate our defensive position in The Muirfield Fund® and the equity portion of The Defensive Balanced Fund.  We will look for opportunities to adjust portfolio weights among growth and value stocks, large-, mid-, and small-caps, and domestic and international investments in order to enhance returns and manage risk for our clients.  We will also continue to proactively manage our sector exposures and will make adjustments as our investment models evolve. On the following pages you will find a review of how The Flex-funds® Mutual Funds have performed.  Please read the commentaries to learn more about the investment decisions we made during the first half of 2011.

Finally, we are pleased to announce that The Total Return Bond Fund was added to The Flex-funds® investment offerings on June 30, 2011.  The Fund was launched in order to offer shareholders added diversification to their fixed-income allocations, and will be managed in an effort to capitalize on a broader range of sectors in the fixed-income markets.

Although these are challenging times in the financial services industry, we believe opportunities continue to exist.  Meeder celebrated its 37th anniversary this March, and we are proud to have assisted investors in meeting their financial goals through many different market environments. On behalf of all of the associates at Meeder Asset Management and The Flex-funds®, I thank you for the continued trust and confidence you have placed in our investment management services.

Robert S. Meeder President Meeder Asset Management, Inc. August 15, 2011

Please see disclosures on Page 13.

2011 Semiannual Report | June 30, 2011

The Money Market Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Money Market Fund (Retail Class)	0.06%	0.15%	2.19%	2.10%	4.48%	3/27/85
Current & Effective Yields1	7-day Compound: 0.11% 7-day Simple: 0.11%
Lipper Average General-Purpose Money Market Fund2	0.01%	0.03%	1.82%	1.68%	4.24%	3/31/85
The Flex-funds® Money Market Fund (Institutional Class)	0.11%	0.25%	2.31%	-	2.58%	12/28/04
Current & Effective Yields1	7-day Compound: 0.21% 7-day Simple: 0.21%
Lipper Average General-Purpose Money Market Fund2	0.01%	0.03%	1.82%	-	2.05%	12/31/04
Management fees were waived and/or expenses were reimbursed in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The retail and institutional classes of The Flex-funds® Money Market Fund ranked among the top general purpose money market funds in the country on June 30, 2011. Based on second quarter 2011 results, the retail class ranked second out of 277 general purpose money market funds that it was measured against according to Lipper.  For the year-to-date period ending June 30, 2011, the retail and institutional class reported a return of 0.06% and 0.11%, respectively.  The average general purpose money market fund finished the same period with a return of 0.01%, according to Lipper.  The retail and institutional classes of The Flex-funds® Money Market Fund closed the quarter with a 7-day simple yield of 0.11% and 0.21%, respectively.

We entered 2011 in a similar market environment which has faced the Fund over the past couple of years. Investors debated the prospects for higher short-term interest rates while the Federal Reserve policy setting committee showed no signs of deviating from its current position.  Throughout the first half of 2011, we maintained a weighted average maturity that was in line or slightly below that of our peers. Holdings in the Fund remained allocated toward investments with superior credit quality, as we believed the risk and reward relationship favored this position. Our sector allocation favored an overweight in high quality liquid investments and short-term investment grade corporate debt. We also maintained our exposure to U.S. Government agency securities and products backed by the FDIC.   As of June 30, 2011, the Fund’s composition was as follows: 34% in other money market funds, 28% corporate obligations, 18% U.S. Government agency securities, 12% in commercial paper, 5% certificates of deposit, and 3% in bank obligations.

Although we expect available investment options that meet our credit standards may be limited for the next several months, we believe the Fund is positioned to maintain its strong performance during a difficult environment.

2011 Semiannual Report | June 30, 2011

The U.S. Government Bond Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® U.S. Government Bond Fund	0.64%	0.35%	4.57%	3.02%	5.35%	5/8/85
Expense Ratios*: Current Net 0.99% Gross 1.42%
Barclays Capital Intermediate Government Index3	2.10%	2.64%	5.84%	4.98%	6.90%	4/30/85
Barclays Capital Intermediate-Term Government/Credit Index4	2.47%	3.77%	6.08%	5.35%	7.23%	4/30/85
Management fees and/or expenses were waived and/or reimbursed in The U.S. Government Bond Fund during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. *Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The U.S. Government Bond Fund reported a gain of 0.64% through the first half of the year, and returned 0.35% for the one year period.

In the first quarter, the main driver behind sector performance was the ongoing bearish sentiment toward U.S. Government and agency securities. The negative tone toward the sector coincided with the second round of quantitative easing by the Federal Reserve in the fourth quarter of 2010.  Consequently, bonds in the government agency sector realized price declines, which pushed yields higher.  However, corporate bonds remained popular during this period as companies with improved financial stability enticed investors seeking higher expected returns. This investment strategy also helped the Fund mitigate some of its underperformance as we maintained an allocation toward investment grade corporate bonds throughout the quarter.

During the second quarter, the Fund benefited from its exposure to U.S. Treasury and government agency securities.  U.S. Treasury securities posted strong gains in the quarter as investor sentiment shifted away from equity positions in favor of bonds, which are perceived to carry greater safety.  The Fund also obtained gains during the quarter from its allocation in high quality corporate bonds.  Corporate bonds continue to advance as investors perceive that historically low default probabilities should remain at or near current levels over the near-term.

Finally, the Fund maintained an average maturity that was equal or below that of the Fund’s benchmark throughout the first half of 2011. Based on our fixed-income models, we anticipated expectations of higher interest rates in the near-term.  By adopting this position, the Fund was less sensitive to interest rate movements.

2011 Semiannual Report | June 30, 2011

The Defensive Balanced Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	8/31/08 to 6/30/11†	5 year	Since Inception	Inception Date
The Flex-funds® Defensive Balanced Fund†	2.47%	15.95%	3.53%	2.37%	1.55%	1/31/06
Expense Ratios*: Current Net 1.49% Gross 1.62%
Blended Index5	3.28%	13.49%	3.76%	3.97%	3.77%	1/31/06
S&P 500 Index6	6.02%	30.69%	3.32%	2.94%	2.72%	1/31/06
Management fees and/or expenses were waived and/or reimbursed in The Defensive Balanced Fund during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. †On August 25, 2008, the name and investment strategy of the Fund was changed. *Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds® Defensive Balanced Fund returned 2.47% for the year-to-date period ended June 30, 2011, and returned 15.95% for the one year period.  The Defensive Balanced Fund will always invest at least 30% of its assets in fixed-income securities.  The Fund will also hold a minimum 30% allocation in equity securities, with additional investments determined by our defensive equity discipline.

In the equity portion of The Defensive Balanced Fund we entered the first quarter essentially fully-invested in the stock market. We carefully monitored our investment models during the first half of 2011 for any indications of a deteriorating market environment. However, our models continued to prefer a fully invested position amidst the stock market volatility that has punctuated 2011 thus far. As a result, we ended the first half of 2011 with a fully-invested position in the equity portion of The Defensive Balanced Fund.

In the equity portion of the Fund, we were overweight to growth investments compared to value, and remained overweight to mid- and small-cap investments throughout the first half of 2011. In terms of sector exposure, we were overweight in the industrial materials and energy sector, while being underweight in consumer staples and healthcare during the first quarter.  During the second quarter, we remained overweight in the industrial materials and established an overweight to the healthcare sector, while becoming underweight in the energy sector.  Finally, throughout the first half of 2011, we maintained a modest position in emerging markets, and have continued to avoid direct exposure to the developed international markets since December of 2009.

In the fixed-income portion of the Fund, the target allocation remained overweight in intermediate-term investment grade bond funds during the first half of 2011.  During the first half, the yield on investments in this sector relative to U.S. Treasury securities settled in a range close to average historical levels.  We continued to believe there was still value in the sector, and capitalized on favorable investment opportunities during the year.  In addition, we believe fundamental data remains supportive of stronger credit quality among issuers in this segment for the rest of the year.  Due to indications in our investment models, we expect to maintain an overweight to intermediate-term investment grade credit for the near-term.   The average maturity of the fixed-income portion of the Fund was maintained in line or slightly below that of our benchmark.

2011 Semiannual Report | June 30, 2011

The Muirfield Fund®

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds Muirfield Fund®	2.68%	21.77%	2.60%	3.21%	7.13%	8/10/88
Expense Ratios*: Current Net 1.39% Gross 1.58%
Blended Index7	3.62%	17.78%	2.89%	2.76%	7.58%	7/31/88
S&P 500 Index6	6.02%	30.69%	2.94%	2.72%	9.54%	7/31/88
Management fees and/or expenses were waived and/or reimbursed in The Muirfield Fund® during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. *Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds Muirfield Fund® returned 2.68% for the year-to-date period ended June 30, 2011, and returned 21.77% for the one year period.

In The Muirfield Fund®, we entered the first quarter essentially fully-invested in the stock market. We have maintained a fully-invested position since the fourth quarter of 2010 as a result of our investment models, which continue to indicate a favorable risk/reward relationship in the stock market. We carefully monitored our investment models during the first half of 2011 for any indications of a deteriorating market environment, especially as volatility emerged surrounding geopolitical events, the disaster in Japan, and slowing economic activity. However, our models continued to prefer a fully-invested position amidst the stock market volatility that has punctuated 2011 thus far. As a result, we ended the first half of 2011 with a fully-invested position in The Muirfield Fund®.

In addition to the changes in our defensive posture previously discussed, we also managed our exposure to large-, mid-, and small-cap companies, as well as growth versus value investments. During the first quarter, we maintained an overweight allocation to growth investments across the spectrum of market capitalizations. However, we reduced this overweight as the quarter progressed due to indications from our investment models. We also maintained our overweight exposure to mid- and small-cap investments.  During the second quarter, we continued to maintain an overweight allocation in growth investments across the spectrum of market capitalizations, as well as our overweight exposure to mid- and small-cap investments.

We also managed our industry and sector exposure in the Fund. During the first quarter, we continued to add to our energy position, which resulted in an overweight exposure to the sector and benefited our performance. We also remained overweight to the industrial materials sector, while being underweight in the consumer staples and healthcare sectors.  During the second quarter, we eliminated our energy overweight and subsequently established an overweight to the healthcare sector.  Finally, throughout the first half of 2011 we maintained a modest position in emerging markets, and have continued to avoid direct exposure to the developed international markets, including Japan and Europe, since December of 2009.

2011 Semiannual Report | June 30, 2011

The Utilities and Infrastructure Fund (formerly The Total Return Utilities Fund)

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Utilities and Infrastructure Fund	5.83%	28.66%	5.35%	3.24%	7.95%	6/21/95
Expense Ratios*: Current Net 1.54% Gross 1.79%
Russell 3000 Utilities Index8	8.96%	31.42%	4.37%	1.81%	4.79%	6/30/95
Management fees and/or expenses were waived and/or reimbursed in The Utilities and Infrastructure Fund during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. *Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds® Utilities and Infrastructure Fund returned 5.83% for the year-to-date period ended June 30, 2011, and has returned 28.66% for the one year period.  In addition, the Fund has outperformed the Russell 3000 Utilities benchmark for the 5-, 10-year, and since inception periods.

We experienced many opportunities across different industries during the first quarter. Natural gas companies with both production and delivery exposure performed well, despite ongoing low natural gas pricing. El Paso led our list, and was joined by Southern Union, National Fuel Gas, ONEOK, and MDU Resources. Battery and power management newcomer EnerSys hit a succession of new highs after beating expectations with a 61% earnings advance. Communications chip maker Qualcomm rose, as its chips have become extremely popular in new cellphones and tablets.  Telecommunications companies were among our underperformers, despite big final-week runs in AT&T and Verizon. American Tower was hit by AT&T’s offer for T-Mobile, as investors assumed it would mean less need for towers, and less customers.

During a volatile second quarter for equities, the utilities sector was one of the stronger performing segments of the stock market.  Our best performers comprised a mix of various industries.  Southern Union rose about 40% following a pair of offers, while American Water Works exceeded earnings expectations once again and raised its dividend by 4.5%.  We experienced a gain from Millicom International Cellular on a rally to fair value, and received a boost from dominant Canadian telecom BCE, which beat earnings expectations and raised its financial forecast.  On the downside, many of our infrastructure enablers declined as a result of the poor broad market conditions that prevailed during the quarter, and included stocks like American Superconductor, GE, Cisco, driller Ensco, global engineering and construction firm Fluor, battery company EnerSys, and Veolia Environnement.

In our opinion, the stocks in our Fund are inexpensive, and have historically provided income and opportunity.  Going forward, we see no reason for that to change.

2011 Semiannual Report | June 30, 2011

The Dynamic Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Dynamic Growth Fund	2.83%	26.70%	1.82%	1.92%	-0.27%	2/29/00
Expense Ratios*: Current Net 1.39% Gross 1.57%
S&P 500 Index6	6.02%	30.69%	2.94%	2.72%	1.54%	2/29/00
Management fees and/or expenses were waived and/or reimbursed in The Dynamic Growth Fund during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. * Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds® Dynamic Growth Fund returned 2.83% for the year-to-date period ended June 30, 2011.  For the one year period, the Fund has returned 26.70%.

During the first quarter, we maintained our overweight allocation to growth investments versus value; however, we reduced this overweight later in the first quarter as our investment models began to shift toward a neutral position. Additionally, our investment models have continued to maintain preference for mid- and small-cap companies, which has led us to maintain our overweight allocation to these investments.  During the second quarter, we maintained the overweight allocation to growth investments versus value due to indications from our investment models.  Additionally, our investment models have continued to maintain preference for mid- and small-cap companies, which has led us to maintain our overweight allocation to these investments.  On an international basis, we have avoided direct exposure to developed international markets since December of 2009, and have maintained modest exposure to emerging markets during the first half of 2011.

The performance of the Fund relative to the S&P 500 during the first quarter was driven by numerous factors. In the Fund, we established an overweight position in the energy sector early in the first quarter, while also maintaining our overweight in the industrial materials sector. We remained underweight in the consumer staples and healthcare sector. Our modest position in emerging market securities detracted from performance during the quarter since these investments underperformed domestic securities. Additionally, our positions in two individual holdings, the Fairholme Fund and the Nuveen Tradewinds Value Opportunities Fund substantially trailed their respective benchmarks. We have responded by reducing and/or eliminating these holdings within the Fund.  Our performance during the second quarter was driven by multiple factors as well. In the Fund, we had established an overweight position in the energy sector early in the first quarter while also maintaining our overweight in the industrial materials sector, which detracted from our performance during the second quarter.  Our modest position in emerging market securities also negatively impacted performance during the quarter since these investments underperformed domestic securities.  Additionally, our overweight position in mid- and small-cap investments detracted from performance in the second quarter.  While we have eliminated our direct exposure to the energy sector, we are maintaining our overweight exposure to mid- and small-cap investments due to indications from our investment models.

2011 Semiannual Report | June 30, 2011

The Strategic Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	8/31/08 to 6/30/11†	5 Year	Since Inception	Inception Date
The Flex-funds® Strategic Growth Fund†	3.60%	30.56%	2.88%	2.27%	1.62%	1/31/06
Expense Ratios*: Current Net 1.42% Gross 1.58%
S&P 500 Index6	6.02%	30.69%	3.32%	2.94%	2.72%	1/31/06
Blended Index9	6.39%	33.10%	2.41%	3.34%	3.24%	1/31/06
Management fees and/or expenses were waived and/or reimbursed in The Strategic Growth Fund during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. * Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus. †On August 25, 2008, the name and investment strategy  of the Fund was changed.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds® Strategic Growth Fund returned 3.60% for the year-to-date period ended June 30, 2011, and has returned 30.56% for the one year period.

The Strategic Growth Fund is fully invested in the equity market at all times, and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by using our strategic fund selection process.  The current target allocation is comprised of the following: 25% large-cap, 20% mid-cap, 17.5% international, 12.5% small-cap, 12.5% real estate, and 12.5% commodities.

Within each respective category, we seek to identify funds that we believe will outperform their peers through an evaluation process based on valuation factors, measures of volatility, and risk-adjusted returns.  Funds that fall out of favor within our models are sold and replaced with funds ranked higher by our evaluation process.

The Fund underperformed its custom benchmark and the broader market as measured by the S&P 500 Index during the first quarter. This is mostly attributable to unfavorable fund selection in the large-cap, commodity, and international categories.  For instance, the Putnam Voyager Fund returned 3.60% during the first quarter compared to the S&P 500 Index return of 5.92%.  However, we experienced favorable results among other funds, such as the Wells Fargo Advantage Growth Fund that returned 12.89% in the first quarter.

The Fund also underperformed its custom benchmark and the broader market as measured by the S&P 500 Index during the second quarter, and was primarily attributable to unfavorable fund selection in the mid-cap and international categories.  For example, our mid-cap holding of the Ridgeworth Mid-cap Value Fund returned -1.46% during the second quarter versus the S&P 400 Mid-Cap Index return of -0.73%.  Several of the asset allocation categories also underperformed the S&P 500 Index during the second quarter, such as the Russell 2000 Index of small-cap stocks that returned -1.61% in the second quarter compared to the S&P 500 Index return of 0.10%.

2011 Semiannual Report | June 30, 2011

The Aggressive Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Aggressive Growth Fund	3.39%	27.55%	2.64%	1.68%	-1.49%	2/29/00
Expense Ratios*: Current Net 1.55% Gross 1.67%
S&P 500 Index6	6.02%	30.69%	2.94%	2.72%	1.54%	2/29/00
Management fees and/or expenses were waived and/or reimbursed in The Aggressive Growth Fund during the periods shown in the table above to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Fund are voluntary and may be terminated at any time. *Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds® Aggressive Growth Fund returned 3.39% for the year-to-date period ended June 30, 2011, and returned 27.55% for the one year period.

The year began with major stock market indices rallying to new recovery highs, with the S&P 500 trading at levels approximately two times greater than the March 2009 lows. However, volatility quickly emerged following heightened geopolitical unrest in the Middle East and the devastating natural disasters in Japan.  In the second quarter, investor concerns were heightened as the resiliency of the economic recovery was tested.  Financial instability amongst several European nations continued, while some signs of slowing economic growth emerged domestically.  Furthermore, a disappointing employment report in May and June emphasized the continuing struggle to add jobs in the U.S.

We entered the first quarter with an overweight position among growth versus value investments, but reduced our growth overweight as the first quarter progressed due to indications from our investment models. We also maintained our overweight in mid- and small-cap stocks, which has been a key component of our investment allocation since the stock market recovery commenced. In the Fund, our sector exposure was concentrated among the energy and industrial materials sector throughout the first quarter, and our growth exposure also resulted in an overweight to the technology sector. We were underweight in the consumer staples and healthcare sector.

During the second quarter, we maintained our overweight position among growth versus value investments, and also maintained our overweight in mid- and small-cap stocks.  In the Fund, our sector exposure remained consistent with the first quarter, which was characterized by an overweight position among the energy and industrial materials sector.  Additionally, our growth exposure resulted in an overweight to the technology sector, and we were underweight in the consumer staples and healthcare sector during the second quarter.

Throughout the first half of 2011, we maintained a modest direct position in emerging market securities, while we have avoided direct exposure to developed international markets since December 2009.

2011 Semiannual Report | June 30, 2011

The Quantex Fund™

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2011	YTD	1 Year	5 Years	10 Years	Since Inception	Inception Date
The Flex-funds® Quantex Fund™	6.46%	34.59%	6.89%	3.98%	7.23%	3/20/85
Expense Ratios*: Current Net 1.54% Gross 1.79%
Russell 2000 Index10	6.21%	37.41%	4.08%	6.30%	9.48%	3/31/85
Blended Index11	7.38%	38.41%	5.38%	7.15%	11.20%	3/31/85
S&P 400 Mid-Cap Index12	8.56%	39.38%	6.59%	7.92%	12.79%	3/31/85
Management fees and/or expenses were waived and/or reimbursed in The Quantex Fund™ during the periods shown in the table above to reduce expenses.  The Fund’s management fee waiver is contractual and may be terminated annually by the Advisor on its renewal date. * Current expense ratio based on net assets in effect as of 6/30/11. This ratio may increase or decrease depending on fluctuations in Fund net assets. The Gross Expense Ratio is a percentage of the Fund’s assets as shown in the most recent Prospectus.

Please see Page 13 for additional disclosures.

Semiannual Market Perspective

The Flex-funds® Quantex Fund™ returned 6.46% for the year-to-date period ended June 30, 2011.  In addition, the Fund has returned 34.59% for the one year time period.  The Quantex Fund™ was recently recognized by Lipper as the best mid-cap value fund for the 3-year period ended December 31, 2010.

We have consistently employed our quantitative stock selection process since April 30, 2005 for The Quantex Fund™. We utilize rankings from our quantitative financial model to determine which securities are to be held in the Fund on an annual basis.  As a result, the Fund is rebalanced annually in January.  In the 2011 Fund, there is a strong preference for value holdings, with mid-cap value companies comprising 44% of the Fund, followed by mid-cap core with 26%, and mid-cap growth with 19%.  Small-cap holdings of 11% comprise the remainder according to our allocation analysis at the beginning of the year.

Relative to the S&P 400 Mid-Cap Index, stock selection within the energy sector provided the greatest benefit to the Fund.  The largest detractor from performance was stock selection within the financial sector, although the Fund’s underweight to the sector partially offset the negative selection impact.  Stock selection in the healthcare sector also contributed to performance, while selection in the consumer discretionary sector detracted from returns.  The Fund also benefited from other sector allocation decisions, including an overweight to the consumer staples during the first half of 2011.

During the year-to-date period of 2011, many stocks contributed positively to the performance of the Fund.  The top performing stock for the period was National Semiconductor Corporation, which was up 80%.  Other top performers for the period include Cabot Oil and Gas Corporation (up 75%) and Goodyear Tire & Rubber (up 42%).  The largest detractors from performance during the period were Monster Worldwide Incorporated (down 38%) and Tellabs Incorporated (down 31%).

2011 Semiannual Report | June 30, 2011

Disclosures

Investors are advised to consider the investment objectives, risks, charges and expenses of The Flex-funds® carefully before investing. The Flex-funds® prospectus contains this and other information about the Funds and should be read carefully before investing. To request or receive a copy of The Flex-funds® prospectus, contact Shareholder Services at 800.325.3539 or visit www.flexfunds.com.

To obtain a prospectus containing more information about The Flex-funds®, including other fees and expenses that apply to a continued investment in the Funds, you may call (800)325-3539, or write to P.O. Box 7177, Dublin, OH 43017. Please read the prospectus carefully before investing.

Opinions and forecasts regarding sectors, industries, companies, countries and/or themes, and portfolio composition and holdings, are all subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security, industry, or sector.

Past performance is not a guarantee of future results. All performance figures represent total returns and average annual total returns or current and effective yields for the periods ended June 30, 2011. Investment performance assumes reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so  an investor’s shares or units, when redeemed, may be worth more or less than their original cost. Management fees and/or expenses were waived and/or reimbursed in The Flex-funds® during the periods shown in these tables to reduce expenses.  All expenses, management fees, reimbursements or waivers for the Funds are voluntary and may be terminated at any time, except for The Quantex Fund TM.  The Quantex Fund TM management fee waiver is contractual and can be terminated annually by the Adviser on its renewal date, April 29, 2012.

1For the period ended June 30, 2011, yield quotations more closely reflect the current earnings of The Money Market Fund than do total return quotations.

2An index of funds such as Lipper’s Average General Purpose Money Market Fund Index includes a number of mutual funds grouped by investment objective.  One cannot invest directly in an index.

3The Barclays Capital Intermediate Government Index is an unmanaged index of dollar-denominated non-convertible fixed-rate bonds issued by the U.S. Government that are rated investment-grade or higher, have a maturity of one to ten years, and at least $250 million outstanding.  The Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

4Barclays Capital Intermediate-Term Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. Barclays Capital Intermediate-Term Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

5The Blended Index consists of 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% Barclays Intermediate-Term Government/Credit Index.

6The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

7The Blended Index consists of 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.

8The Russell 3000 Utilities Index is a market capitalization-weighted index that is comprised of utility stocks that are included in the Russell 3000 Index.  This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

9The Blended Index is comprised of 25% S&P 500, 20% S&P Midcap 400, 12.5% Russell 2000, 12.5% Dow Jones Wilshire Real Estate Investment Trust, 12.5% Goldman Sachs Commodity Index, 12% Morgan Stanley Capital International Europe, Australasia, and Far East, and 5.5% Morgan Stanley Capital International Europe Emerging Markets Index.  These indices do not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees.  An investor cannot invest directly in an index.

 10The Russell 2000 Index is a widely recognized unmanaged index of common stock prices of small-sized companies. The Russell 2000 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

11The Blended Index consists of 50% Russell 2000 Index and 50% S&P 400 Mid-Cap Index.

12The S&P 400 Mid-Cap Index is a widely recognized unmanaged index of common stock prices of mid-sized companies. The S&P 400 Mid-Cap Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.  One cannot invest directly in an index.

2011 Semiannual Report | June 30, 2011

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2010 to June 30, 2011.

ACTUAL EXPENSES: The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

ACTUAL EXPENSES	Beginning Account Value (12/31/2010)	Ending Account Value (6/30/2011)	Expenses Paid During Period1 (12/31/2010 - 6/30/2011)	Expense Ratio (Annualized)
The Money Market Fund - Institutional Class	$1,000.00	$1,001.10	$1.09	0.22%
The Money Market Fund - Retail Class	$1,000.00	$1,000.60	$1.59	0.32%
The U.S. Government Bond Fund	$1,000.00	$1,006.40	$4.93	0.99%
The Muirfield Fund®	$1,000.00	$1,026.80	$6.99	1.39%
The Dynamic Growth Fund	$1,000.00	$1,028.30	$6.99	1.39%
The Strategic Growth Fund	$1,000.00	$1,036.00	$7.17	1.42%
The Defensive Balanced Fund	$1,000.00	$1,024.70	$7.48	1.49%
The Quantex Fund™	$1,000.00	$1,064.60	$7.88	1.54%
The Aggressive Growth Fund	$1,000.00	$1,033.90	$7.82	1.55%
The Utilities and Infrastructure Fund	$1,000.00	$1,058.30	$9.54	1.87%

2011 Semiannual Report | June 30, 2011

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: The second table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

HYPOTHETICAL EXAMPLE (5% return before expenses)	Beginning Account Value (12/31/2010)	Ending Account Value (6/30/2011)	Expenses Paid During Period1 (12/31/2010 - 6/30/2011)	Expense Ratio (Annualized)
The Money Market Fund - Institutional Class	$1,000.00	$1,023.70	$1.10	0.22%
The Money Market Fund - Retail Class	$1,000.00	$1,023.21	$1.61	0.32%
The U.S. Government Bond Fund	$1,000.00	$1,019.89	$4.96	0.99%
The Muirfield Fund®	$1,000.00	$1,017.90	$6.95	1.39%
The Dynamic Growth Fund	$1,000.00	$1,017.90	$6.95	1.39%
The Strategic Growth Fund	$1,000.00	$1,017.75	$7.10	1.42%
The Defensive Balanced Fund	$1,000.00	$1,017.41	$7.45	1.49%
The Quantex Fund™	$1,000.00	$1,017.16	$7.70	1.54%
The Aggressive Growth Fund	$1,000.00	$1,017.11	$7.75	1.55%
The Utilities and Infrastructure Fund	$1,000.00	$1,015.52	$9.35	1.87%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

1
Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the total number of days in the six-month period).

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 95.3%
Allianz NFJ Dividend Value Fund	969,674	11,723,358
Delaware Emerging Markets Fund	302,516	4,846,305
Health Care Select Sector SPDR Fund	148,400	5,272,652
iShares MSCI Emerging Markets Index Fund	55,625	2,647,750
iShares Russell 2000 Index Fund	87,525	7,247,070
Ivy Mid Cap Growth Fund #	211,699	4,047,680
Lord Abbett Fundamental Equity Fund	810,578	11,104,919
Nuveen Tradewinds Value Opportunities Fund	219,406	7,806,482
PowerShares QQQ Trust	97,830	5,581,201
Putnam Voyager Fund	266,709	6,526,360
RidgeWorth Mid Cap Value Equity Fund	656,034	8,180,747
RidgeWorth Small Cap Value Equity Fund	519,247	7,643,316
T. Rowe Price Mid-Cap Growth Fund	64,635	4,062,956
T. Rowe Price Value Fund	447,911	11,041,000
Wells Fargo Advantage Growth Fund #	359,538	13,177,049
Total Registered Investment Companies (Cost $102,286,476)		110,908,845

Money Market Registered Investment Companies — 1.7%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	1,964,199	1,964,199
Total Money Market Registered Investment Companies (Cost $1,964,199)		1,964,199

Floating Rate Demand Notes — 2.3%
Caterpillar Financial Power Investment Floating Rate Demand Note, 0.65%, 7/1/2011**	2,632,955	2,632,955
Total Floating Rate Demand Notes (Cost $2,632,955)		2,632,955

U.S. Government Obligations — 0.7%
U.S. Treasury Bill, 0.102%, due 3/8/2012***	800,000	799,470
Total U.S. Government Obligations (Cost $799,442)		799,470
Total Investments — 100.0% (Cost $107,683,072)(a)		116,305,469
Liabilities less Other Assets — (0.0%)		(36,380)
Total Net Assets — 100.0%		116,269,089

The Muirfield Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	2,082	17,156
The Flex-funds Defensive Balanced Fund	1,063	10,587
The Flex-funds Dynamic Growth Fund	660	5,524
The Flex-funds Muirfield Fund	3,698	21,264
The Flex-funds Quantex Fund	2,504	60,697
The Flex-funds Utilities and Infrastructure Fund	234	5,806
Total Trustee Deferred Compensation (Cost $90,845)		121,034

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2011, notional value $5,262,000	16	108,230
Total Futures Contracts		108,230

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $312,180. Cost for federal income tax purposes of $107,995,252 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,525,900
Unrealized depreciation	(215,683)
Net unrealized appreciation (depreciation)	$8,310,217

#	Represents non-income producing securities.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Floating rate security. The rate shown represents the rate in effect at June 30, 2011.

***	Pledged as collateral on futures contracts.

****	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 96.0%
Allianz NFJ Dividend Value Fund	848,275	10,255,648
Delaware Emerging Markets Fund	266,869	4,275,243
Health Care Select Sector SPDR Fund	134,725	4,786,779
iShares MSCI Emerging Markets Index Fund	49,800	2,370,480
iShares Russell 2000 Index Fund	76,900	6,367,320
Ivy Mid Cap Growth Fund #	158,774	3,035,760
Lord Abbett Fundamental Equity Fund	704,109	9,646,292
Nuveen Tradewinds Value Opportunities Fund	179,898	6,400,785
PowerShares QQQ Trust	84,700	4,832,135
Putnam Voyager Fund	229,598	5,618,264
RidgeWorth Mid Cap Value Equity Fund	582,632	7,265,420
RidgeWorth Small Cap Value Equity Fund	453,749	6,679,184
T. Rowe Price Mid-Cap Growth Fund	65,637	4,125,918
T. Rowe Price Value Fund	388,211	9,569,407
Wells Fargo Advantage Growth Fund #	312,659	11,458,963
Total Registered Investment Companies (Cost $87,731,925)		96,687,598

Money Market Registered Investment Companies — 2.5%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	2,508,027	2,508,027
Total Money Market Registered Investment Companies (Cost $2,508,027)		2,508,027

Floating Rate Demand Notes — 0.7%
Caterpillar Financial Power Investment Floating Rate Demand Note, 0.65%, 7/1/2011**	752,888	752,888
Total Floating Rate Demand Notes (Cost $752,888)		752,888

U.S. Government Obligations — 0.8%
U.S. Treasury Bill, 0.102%, due 3/8/2012***	800,000	799,470
Total U.S. Government Obligations (Cost $799,442)		799,470
Total Investments — 100.0% (Cost $91,792,282)(a)		100,747,983
Liabilities less Other Assets — (0.0%)		(34,375)
Total Net Assets — 100.0%		100,713,608

The Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	1,495	12,319
The Flex-funds Defensive Balanced Fund	755	7,520
The Flex-funds Dynamic Growth Fund	475	3,976
The Flex-funds Muirfield Fund	1,788	10,281
The Flex-funds Quantex Fund	1,012	24,531
The Flex-funds Utilities and Infrastructure Fund	168	4,168
Total Trustee Deferred Compensation (Cost $39,474)		62,795

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2011, notional value $3,946,500	12	91,860
Total Futures Contracts		91,860

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $104,957. Cost for federal income tax purposes of $91,897,239 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,047,012
Unrealized depreciation	(196,268)
Net unrealized appreciation (depreciation)	$8,850,744

#	Represents non-income producing securities.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Floating rate security. The rate shown represents the rate in effect at June 30, 2011.

***	Pledged as collateral on futures contracts.

****	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 96.9%
Allianz NFJ Dividend Value Fund	259,122	3,132,783
BlackRock Energy & Resources Portfolio	41,279	1,883,568
Delaware Emerging Markets Fund	111,609	1,787,982
iShares MSCI Emerging Markets Index Fund	32,425	1,543,430
iShares Russell 2000 Index Fund	35,100	2,906,280
Ivy Mid Cap Growth Fund #	52,925	1,011,920
Lord Abbett Developing Growth Fund, Inc. #	86,735	2,195,272
Lord Abbett Fundamental Equity Fund	275,126	3,769,229
Putnam Voyager Fund	96,250	2,355,231
RidgeWorth Mid Cap Value Equity Fund	224,485	2,799,325
RidgeWorth Small Cap Value Equity Fund	133,349	1,962,899
RS Technology Fund	100,611	2,117,870
T. Rowe Price Mid-Cap Growth Fund	24,516	1,541,048
T. Rowe Price Value Fund	138,920	3,424,385
Wells Fargo Advantage Growth Fund #	143,407	5,255,883
Total Registered Investment Companies (Cost $36,587,199)		37,687,105

Money Market Registered Investment Companies — 2.3%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	890,714	890,714
Total Money Market Registered Investment Companies (Cost $890,714)		890,714

U.S. Government Obligations — 0.8%
U.S. Treasury Bill, 0.102%, due 3/8/2012**	300,000	299,801
Total U.S. Government Obligations (Cost $299,791)		299,801
Total Investments — 100.0% (Cost $37,777,704)(a)		38,877,620
Liabilities less Other Assets — (0.0%)		(8,453)
Total Net Assets — 100.0%		38,869,167

The Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	844	6,955
The Flex-funds Defensive Balanced Fund	439	4,372
The Flex-funds Dynamic Growth Fund	265	2,218
The Flex-funds Muirfield Fund	1,137	6,538
The Flex-funds Quantex Fund	676	16,386
The Flex-funds Utilities and Infrastructure Fund	95	2,357
Total Trustee Deferred Compensation (Cost $30,776)		38,826

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2011, notional value $1,315,500	4	55,770
Total Futures Contracts		55,770

(a)	Represents cost for financial reporting purposes and income tax purposes. Net unrealized appreciation (depreciation) of securities is as follows:

Unrealized appreciation	$1,394,614
Unrealized depreciation	(294,698)
Net unrealized appreciation (depreciation)	$1,099,916

#	Represents non-income producing securities.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Pledged as collateral on futures contracts.

***	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Defensive Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 95.0%
Alliance Bernstein High Income Fund	233,882	2,140,024
Allianz NFJ Dividend Value Fund	455,119	5,502,386
Delaware Emerging Markets Fund	139,516	2,235,047
Eaton Vance Floating-Rate Advantage Fund	194,942	2,132,669
Federated Bond Fund	464,201	4,279,934
Health Care Select Sector SPDR Fund	49,575	1,761,400
iShares MSCI Emerging Markets Index Fund	24,750	1,178,100
iShares Russell 2000 Index Fund	39,800	3,295,440
Ivy Mid Cap Growth Fund #	105,849	2,023,840
Legg Mason Western Asset Government Securities Fund	338,688	3,607,022
Lord Abbett Fundamental Equity Fund	360,154	4,934,115
Nuveen Tradewinds Value Opportunities Fund	75,278	2,678,375
PowerShares QQQ Trust	40,250	2,296,263
Prudential Total Return Bond Fund	305,907	4,319,409
Putnam Income Fund	623,298	4,319,456
Putnam Voyager Fund	114,569	2,803,493
RidgeWorth Mid Cap Value Equity Fund	299,618	3,736,235
RidgeWorth Small Cap Value Equity Fund	233,536	3,437,649
T. Rowe Price Mid-Cap Growth Fund	26,697	1,678,175
T. Rowe Price Value Fund	195,667	4,823,193
Wells Fargo Advantage Growth Fund #	171,151	6,272,688
Total Registered Investment Companies (Cost $66,267,542)		69,454,913

Money Market Registered Investment Companies — 0.9%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	662,574	662,574
Total Money Market Registered Investment Companies (Cost $662,574)		662,574

Floating Rate Demand Notes — 2.4%
Caterpillar Financial Power Investment Floating Rate Demand Note, 0.65%, 7/1/2011**	1,759,244	1,759,244
Total Floating Rate Demand Notes (Cost $1,759,244)		1,759,244

U.S. Government Obligations — 1.8%
Federal Home Loan Mortgage Corporation, 4.00%, due 12/15/2022	1,000,000	1,001,532
U.S. Treasury Bill, 0.102%, due 3/8/2012***	300,000	299,801
Total U.S. Government Obligations (Cost $1,293,391)		1,301,333
Total Investments — 100.1% (Cost $69,982,751)(a)		73,178,064
Liabilities less Other Assets — (0.1%)		(89,170)
Total Net Assets — 100.0%		73,088,894

The Defensive Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	1,300	10,712
The Flex-funds Defensive Balanced Fund	682	6,793
The Flex-funds Dynamic Growth Fund	406	3,398
The Flex-funds Muirfield Fund	1,129	6,492
The Flex-funds Quantex Fund	498	12,072
The Flex-funds Utilities and Infrastructure Fund	145	3,597
Total Trustee Deferred Compensation (Cost $36,621)		43,064

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors 500 expiring September 2011, notional value $2,302,125	7	58,573
Total Futures Contracts		58,573

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $15,532. Cost for federal income tax purposes of $69,998,283 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,381,633
Unrealized depreciation	(201,852)
Net unrealized appreciation (depreciation)	$3,179,781

#	Represents non-income producing securities.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Floating rate security. The rate shown represents the rate in effect at June 30, 2011.

***	Pledged as collateral on futures contracts.

****	Assets of affiliates to The Defensive Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 96.4%
Allianz NFJ Dividend Value Fund	396,110	4,788,965
Delaware Emerging Markets Fund	443,982	7,112,597
Dodge and Cox International Stock Fund	33,544	1,233,765
Invesco Energy Fund	98,718	4,407,774
Ivy Mid Cap Growth Fund #	211,699	4,047,680
Lord Abbett Developing Growth Fund, Inc. #	216,628	5,482,844
Nuveen Real Estate Securities Fund	509,584	10,173,388
Oakmark International Fund	297,011	6,020,416
RidgeWorth Mid Cap Value Equity Fund	633,060	7,894,252
Royce Low-Priced Stock Fund	276,264	5,235,203
T. Rowe Price Mid-Cap Growth Fund	56,701	3,564,233
T. Rowe Price Value Fund	205,355	5,061,990
Van Eck Global Hard Assets Fund	118,060	6,274,875
Wells Fargo Advantage Growth Fund #	309,515	11,343,728
Total Registered Investment Companies (Cost $80,570,755)		82,641,710

Money Market Registered Investment Companies — 2.7%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	2,350,887	2,350,887
Total Money Market Registered Investment Companies (Cost $2,350,887)		2,350,887

Floating Rate Demand Notes — 0.6%
Caterpillar Financial Power Investment Floating Rate Demand Note, 0.65%, 7/1/2011**	502,104	502,104
Total Floating Rate Demand Notes (Cost $502,104)		502,104

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.102%, due 3/8/2012***	300,000	299,801
Total U.S. Government Obligations (Cost $299,791)		299,801
Total Investments — 100.1% (Cost $83,723,537)(a)		85,794,502
Liabilities less Other Assets — (0.1%)		(56,288)
Total Net Assets — 100.0%		85,738,214

The Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	1,104	9,097
The Flex-funds Defensive Balanced Fund	583	5,807
The Flex-funds Dynamic Growth Fund	346	2,896
The Flex-funds Muirfield Fund	960	5,520
The Flex-funds Quantex Fund	415	10,060
The Flex-funds Utilities and Infrastructure Fund	124	3,076
Total Trustee Deferred Compensation (Cost $31,590)		36,456

	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2011, notional value $2,929,500	6	74,255
Total Futures Contracts		74,255

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $87,322. Cost for federal income tax purposes of $83,810,859 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,516,428
Unrealized depreciation	(532,785)
Net unrealized appreciation (depreciation)	$1,983,643

#	Represents non-income producing securities.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Floating rate security. The rate shown represents the rate in effect at June 30, 2011.

***	Pledged as collateral on futures contracts.

****	Assets of affiliates to The Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 97.7%
Business Services — 10.2%
Apollo Group, Inc. #	6,050	264,264
Cintas Corporation	8,550	282,407
DeVry, Inc.	4,970	293,876
H&R Block, Inc.	20,090	322,244
Interpublic Group of Companies, Inc./The	22,535	281,687
Monster Worldwide, Inc. #	10,130	148,506
Robert Half International, Inc.	7,810	211,104
R.R. Donnelly & Sons Company	13,700	268,657
Ryder System, Inc.	4,550	258,667
Total System Services, Inc.	15,540	288,733
(Cost $2,371,392)		2,620,145
Consumer Goods — 12.7%
Avery Dennison Corp.	5,640	217,873
Bemis Company, Inc.	7,320	247,270
Constellation Brands, Inc. #	10,810	225,064
Dean Foods Company #	27,060	332,026
Harman International Industries, Inc.	5,170	235,597
Hormel Food Corp.	9,330	278,127
International Flavors & Fragrances, Inc.	4,305	276,553
Masco Corp.	18,890	227,247
MeadWestvaco Corp.	9,150	304,786
Owens-Illinois, Inc. #	7,790	201,060
Pitney Bowes, Inc.	9,890	227,371
Sealed Air Corp.	9,395	223,507
Tyson Foods, Inc.	13,890	269,744
(Cost $3,087,286)		3,266,225
Consumer Services — 12.4%
Abercrombie and Fitch Co.	4,150	277,718
Airgas, Inc.	3,820	267,553
AutoNation, Inc. #	8,485	310,636
Big Lots, Inc. #	7,845	260,062
D.R. Horton, Inc.	20,050	230,976
Expedia, Inc.	9,540	276,565
GameStop Corp. #	10,450	278,701
Lennar Corp.	12,750	231,412
PulteGroup, Inc. #	31,803	243,611
RadioShack Corp.	12,935	172,165
Sears Holding Corp. #	3,250	232,180
SUPERVALU, Inc.	24,830	233,650
Urban Outfitters, Inc. #	6,690	188,323
(Cost $3,072,062)		3,203,552
Energy — 7.0%
Cabot Oil & Gas Corp.	6,320	419,079
Diamond Offshore Drilling, Inc.	3,570	251,364
Helmerich & Payne, Inc.	4,930	325,972
Rowan Companies, Inc. #	6,850	265,848
Sunoco, Inc.	5,930	247,340
Tesoro Corp. #	12,900	295,539
(Cost $1,458,328)		1,805,142
Financial Services — 11.5%
Apartment Investment & Management Company @	9,265	236,535
Assurant, Inc.	6,210	225,237
Cincinnati Financial Corporation	7,540	220,017

The Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
E*TRADE Financial Corp. #	14,942	206,200
Equifax, Inc.	6,720	233,318
Federated Investors, Inc.	9,140	217,898
First Horizon National Corp.	20,302	193,681
Janus Capital Group, Inc.	18,440	174,074
Marshall & Ilsley Corp.	34,570	275,523
NASDAQ OMX Group, Inc./The #	10,080	255,024
People's United Financial, Inc.	17,080	229,555
Torchmark Corp.	4,000	256,560
Wells Fargo & Co. Preferred #	1,700	0
Zions Bancorporation	9,880	237,219
(Cost $2,936,597)		2,960,841
Hardware — 11.6%
Advanced Micro Devices, Inc. #	29,240	204,388
Jabil Circuit, Inc.	11,900	240,380
JDS Uniphase Corp. #	16,522	275,257
Lexmark International, Inc. #	6,860	200,724
LSI Corp. #	39,930	284,301
MEMC Electronic Materials, Inc. #	21,240	181,177
Molex, Inc.	10,515	270,971
National Semiconductor Corp.	17,370	427,476
Novellus Systems, Inc. #	7,400	267,436
QLogic Corp. #	14,045	223,596
Tellabs, Inc.	35,285	162,664
Teradyne, Inc. #	17,030	252,044
(Cost $2,716,818)		2,990,414
Healthcare — 6.3%
Cephalon, Inc. #	3,880	310,012
Coventry Health Care, Inc. #	9,050	330,053
DENTSPLY International, Inc.	7,000	266,560
Patterson Companies, Inc.	7,805	256,706
PerkinElmer, Inc.	9,270	249,456
Tenet Healthcare Corp. #	35,755	223,111
(Cost $1,353,710)		1,635,898
Industrial Materials — 7.2%
AK Steel Holding Corp.	14,610	230,254
FLIR Systems, Inc.	8,040	271,028
Goodyear Tire & Rubber Company/The #	20,180	338,419
Leggett & Platt, Inc.	10,505	256,112
SAIC, Inc. #	15,090	253,814
Snap-on, Inc.	4,220	263,666
Titanium Metals Corp.	13,920	255,014
(Cost $1,601,050)		1,868,307
Media — 3.5%
Gannett Company, Inc.	15,850	226,972
Meredith Corp.	6,905	214,953
Scripps Networks Interactive	4,620	225,826
Washington Post Company/The	535	224,138
(Cost $926,058)		891,889
Software — 2.9%
Compuware Corp. #	20,500	200,080
Dun & Bradstreet Corp./The	2,910	219,822
Iron Mountain, Inc.	9,570	326,241
(Cost $684,775)		746,143

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Quantex Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — continued
Utilities — 12.4%
CMS Energy Corp.	12,845	252,918
FirstEnergy Corp.	6,575	290,286
Integrys Energy Group, Inc.	4,930	255,571
MetroPCS Communications, Inc. #	18,940	325,958
Nicor, Inc.	4,785	261,931
NiSource, Inc.	13,570	274,792
NRG Energy, Inc. #	12,240	300,859
Pepco Holdings, Inc.	13,110	257,349
Pinnacle West Capital Corp.	5,760	256,781
Quanta Services, Inc. #	12,000	242,400
SCANA Corp.	5,890	231,889
TECO Energy, Inc.	13,430	253,693
(Cost $2,766,261)		3,204,427
Total Common Stocks (Cost $22,974,337)		25,192,983

Money Market Registered Investment Companies — 1.9%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	499,184	499,184
Total Money Market Registered Investment Companies (Cost $499,184)		499,184

U.S. Government Obligations — 0.8%
U.S. Treasury Bill, 0.102%, due 3/8/2012***	200,000	199,868
Total U.S. Government Obligations (Cost $199,861)		199,868
Total Investments — 100.4% (Cost $23,673,382)(a)		25,892,035
Liabilities less Other Assets — (0.4%)		(108,448)
Total Net Assets — 100.0%		25,783,587

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	643	5,298
The Flex-funds Defensive Balanced Fund	335	3,337
The Flex-funds Dynamic Growth Fund	202	1,691
The Flex-funds Muirfield Fund	1,463	8,412
The Flex-funds Quantex Fund	1,050	25,452
The Flex-funds Utilities and Infrastructure Fund	73	1,811
Total Trustee Deferred Compensation (Cost $34,133)		46,001

The Quantex Fund
	Long Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Standard & Poors Mid Cap 400 expiring September 2011, notional value $488,250	1	17,343
Total Futures Contracts		17,343

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $214,388. Cost for federal income tax purposes of $23,887,770 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,023,362
Unrealized depreciation	(1,019,097)
Net unrealized appreciation (depreciation)	$2,004,265

#	Represents non-income producing securities.

@	Real estate investment trust.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Pledged as collateral on Futures Contracts.

***	Assets of affiliates to The Flex-funds Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Utilities and Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Common Stocks — 99.0%
Electric Utility — 12.0%
American Superconductor Corp. #	41,471	374,898
General Electric Co.	44,589	840,949
ITC Holdings Corp.	9,275	665,667
MDU Resources Group, Inc.	68,372	1,538,370
Northeast Utilities	20,377	716,659
(Cost $4,684,844)		4,136,543
Natural Gas Distribution — 16.8%
Energy Transfer Equity, L.P.	18,205	818,497
MarkWest Energy Partners, L.P.	19,741	952,306
National Grid PLC - ADR	27,797	1,374,006
ONEOK, Inc.	7,393	547,156
Southern Union Co.	24,718	992,428
Williams Companies, Inc./The	37,373	1,130,533
(Cost $5,016,101)		5,814,926
Oil Exploration & Production — 6.2%
Ensco PLC - ADR	12,667	675,151
EQT Corp.	13,759	722,623
Ultra Petroleum Corp. #	16,324	747,639
(Cost $1,943,742)		2,145,413
Pipelines — 18.5%
El Paso Corp.	69,234	1,398,527
Enterprise Products Partners, L.P.	25,507	1,102,158
Kinder Morgan Energy Partners, L.P.	12,444	903,434
National Fuel Gas Co.	13,183	959,722
Questar Corp.	63,026	1,116,191
Spectra Energy Corp.	31,074	851,738
(Cost $4,971,193)		6,331,770
Telephone & Telecommunications — 27.1%
American Tower Corp. #	9,800	512,834
AT&T, Inc.	42,439	1,333,009
BCE, Inc.	8,215	322,767
Cisco Systems, Inc.	30,214	471,641
NII Holdings, Inc. #	33,894	1,436,428
Nokia Corp. - ADR	71,198	457,091
QUALCOMM, Inc.	23,736	1,347,968
Telephone and Data Systems	19,589	608,826
Turkcell Iletisim Hizmetleri - ADR #	58,244	789,206
Verizon Communications, Inc.	29,162	1,085,701
Vodafone Group PLC - ADR	35,972	961,172
(Cost $9,417,900)		9,326,643
Utility Services — 10.7%
ABB Limited - ADR	36,362	943,594
EnerSys #	16,493	567,689
Fluor Corp.	8,366	540,946
NiSource, Inc.	79,918	1,618,339
(Cost $3,294,931)		3,670,568
Water Utility — 7.7%
American Water Works Co., Inc.	60,391	1,778,445
Veolia Environnement - ADR	31,287	886,674
(Cost $2,361,689)		2,665,119
Total Common Stocks (Cost $31,690,400)		34,090,982

The Utilities and Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 0.9%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	301,043	301,043
Total Money Market Registered Investment Companies (Cost $301,043)		301,043
Total Investments — 99.9% (Cost $31,991,443)(a)		34,392,025
Other Assets less Liabilities — 0.1%		48,310
Total Net Assets — 100.0%		34,440,335

Trustee Deferred Compensation**
The Flex-funds Aggressive Growth Fund	748	6,164
The Flex-funds Defensive Balanced Fund	391	3,894
The Flex-funds Dynamic Growth Fund	234	1,959
The Flex-funds Muirfield Fund	1,318	7,579
The Flex-funds Quantex Fund	881	21,355
The Flex-funds Utilities and Infrastructure Fund	84	2,084
Total Trustee Deferred Compensation (Cost $32,672)		43,035

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $56,746. Cost for federal income tax purposes of $32,048,189 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,133,991
Unrealized depreciation	(1,790,155)
Net unrealized appreciation (depreciation)	$2,343,836

ADR	American Depositary Receipt

#	Represents non-income producing securities.

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Assets of affiliates to The Utilities and Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The U.S. Government Bond Fund
Security Description	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government Obligations — 83.6%
Fannie Mae, 1.75%, due 8/25/2020	917,960	919,754
Fannie Mae, 2.50%, due 9/25/2040	974,876	983,883
Federal Farm Credit Bank, 2.875%, due 04/14/2015	1,000,000	1,052,587
Federal Farm Credit Bank, 3.15%, due 01/12/2018	1,000,000	1,029,436
Federal Home Loan Bank, 3.125%, due 03/11/2016	1,000,000	1,051,286
Federal Home Loan Bank, 3.75%, due 09/09/2016	1,000,000	1,071,285
Federal Home Loan Bank, 3.125%, due 12/08/2017	2,000,000	2,047,495
Federal Home Loan Bank, 2.875%, due 09/11/2020	1,000,000	956,793
Federal Home Loan Mortgage Corporation, 4.00%, due 12/15/2022	1,000,000	1,001,532
Government National Mortgage Association, 4.00%, due 02/20/2018	938,956	996,396
Government National Mortgage Association, 6.50%, due 07/20/2038	29,445	33,602
Government National Mortgage Association, 3.00%, due 09/16/2039	967,220	991,023
Government National Mortgage Association, 3.146%, due 05/16/2040	1,000,000	1,016,349
Government National Mortgage Association, 3.62406%, due 02/16/2043	1,000,000	1,025,126
U.S. Treasury Note, 3.00%, due 02/28/2017	1,000,000	1,052,188
Total U.S. Government Obligations (Cost $15,070,742)		15,228,735

Corporate Bonds — 14.6%
Abbott Laboratories, 5.875%, due 05/15/2016	500,000	582,255
Anheuser Busch, 2.875% 02/15/2016	500,000	509,460
Aspen Insurance Holding, Ltd., 6.00%, due 12/15/2020	500,000	516,787
General Electric Capital Corp., 4.375%, due 09/16/2020	500,000	494,269
Partnerre Finance, LLC, 6.875%, due 06/01/2018	500,000	555,422
Total Corporate Bonds (Cost $2,602,578)		2,658,193

Money Market Registered Investment Companies — 0.6%
The Flex-funds Money Market Fund - Institutional Class, 0.21%*	110,324	110,324
Total Money Market Registered Investment Companies (Cost $110,324)		110,324

The U.S. Government Bond Fund
Security Description	Principal Amount ($) or Shares	Fair Value ($)
Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note, 0.65%, 7/1/2011**	117	117
Total Floating Rate Demand Notes (Cost $117)		117
Total Investments — 98.8% (Cost $17,783,761)(a)		17,997,369
Other Assets less Liabilities — 1.2%		225,264
Total Net Assets — 100.0%		18,222,633

	Short Contracts	Unrealized Appreciation (Depreciation) ($)
Futures Contracts
U.S. Treasury 2-Year Note Futures expiring September 2011, notional value $1,096,719	5	197
U.S. Treasury 5-Year Note Futures expiring September 2011, notional value $1,787,930	15	5,786
U.S. Treasury 10-Year Note Futures expiring September 2011, notional value $1,834,922	15	14,263
U.S. Treasury 30-Year Note Futures expiring September 2011, notional value $1,230,313	10	26,488
Total Futures Contracts		46,734

Trustee Deferred Compensation***
The Flex-funds Aggressive Growth Fund	606	4,993
The Flex-funds Defensive Balanced Fund	314	3,127
The Flex-funds Dynamic Growth Fund	190	1,590
The Flex-funds Muirfield Fund	1,021	5,871
The Flex-funds Quantex Fund	682	16,532
The Flex-funds Utilities and Infrastructure Fund	68	1,687
Total Trustee Deferred Compensation (Cost $25,662)		33,800

(a)
Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses deferred for federal income tax reporting in the amount of $78,987. Cost for federal income tax purposes of $17,862,748 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$154,021
Unrealized depreciation	(19,400)
Net unrealized appreciation (depreciation)	$134,621

*	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2011.

**	Floating rate security. The rate shown represents the rate in effect at June 30, 2011.

***	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 100.0%
Alliance Bernstein High Income Fund	219	2,000
Federated Bond Fund	434	4,000
Legg Mason Western Asset Government Securities Fund	188	2,000
Prudential Total Return Bond Fund	283	4,000
Putnam Income Fund	866	6,000
TCW Emerging Markets Income Fund	225	2,000
Total Registered Investment Companies (Cost $20,000)		20,000
Total Investments — 100.0% (Cost $20,000)(a)		20,000
Other Assets less Liabilities — 0.0%		0
Total Net Assets — 100.0%		20,000

(a)	Cost for financial reporting purposes and income tax purposes are the same. Since the Fund commenced operations on June 30, 2011, net unrealized appreciation (depreciation) of securities is zero.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Money Market Fund
Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Fair Value ($)
Bank Obligations — 2.9%
Bank of Internet Demand Deposit Account	0.50	%*	07/01/11	249,000	249,000
Brand Banking Company Demand Deposit Account	0.50	%*	07/01/11	249,000	249,000
Columbus First Bank Demand Deposit Account	0.65	%*	07/01/11	249,000	249,000
Commerce National Bank Demand Deposit Account	0.40	%*	07/01/11	249,940	249,940
EverBank Money Market Account	1.00	%*	07/01/11	249,629	249,629
Excel Bank Demand Deposit Account	0.75	%*	07/01/11	249,472	249,472
First National Bank of Sonora Demand Deposit Account	0.50	%*	07/01/11	249,000	249,000
Hillcrest Bank Demand Deposit Account	0.85	%*	07/01/11	249,121	249,121
Huntington National Bank Conservative Deposit Account	0.15	%*	07/01/11	250,000	250,000
Nationwide Bank Deposit Account	0.74	%*	07/01/11	249,483	249,483
Synovus Bank of North Georgia Demand Deposit Account	0.35	%*	07/01/11	249,000	249,000
TD Bank Demand Deposit Account	0.40	%*	07/01/11	249,756	249,756
United Community Bank Demand Deposit Account	0.65	%*	07/01/11	249,000	249,000
Total Bank Obligations (Cost $3,241,401)					3,241,401

Certificates of Deposit — 5.4%
Amalgamated Bank	0.75%	09/15/11	238,500	238,500
Banco Popular de PR	0.70%	10/13/11	241,000	241,000
Citizens Business Bank	0.75%	09/15/11	238,500	238,500
Community Bank	0.75%	09/15/11	238,500	238,500
Community Mutual Savings	0.70%	10/13/11	241,000	241,000
Cross Keys Bank	0.70%	10/13/11	241,000	241,000
East West Bank	0.75%	09/15/11	105,814	105,814
Farmers' and Traders' State Bank	0.75%	09/15/11	238,500	238,500
Flagstar Bank, FSB	0.75%	09/15/11	238,500	238,500
Greenville Federal Bank	0.70%	10/13/11	189,611	189,611
Happy State Bank	0.70%	10/13/11	146,155	146,155
MB Financial Bank, NA	0.75%	09/15/11	238,500	238,500
Mechanics and Farmers	0.70%	10/13/11	241,000	241,000
Missouri Bank and Trust	0.70%	10/13/11	23,723	23,723
Morton Community Bank	0.75%	09/15/11	238,500	238,500
Mutual of Omaha Bank	0.75%	09/15/11	238,500	238,500
Northfield Bank	0.70%	10/13/11	241,000	241,000
PrivateBank and Trust Company (The)	0.75%	09/15/11	238,500	238,500
Rockland Trust Co.	0.70%	10/13/11	241,000	241,000
Sovereign Bank	0.70%	10/13/11	241,000	241,000
State Bank Countryside	0.70%	10/13/11	241,000	241,000
TriState Capital Bank	0.70%	10/13/11	241,000	241,000
Union Bank & Trust Co.	0.75%	09/15/11	32,186	32,186

The Money Market Fund
Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Fair Value ($)
Certificates of Deposit — continued
United Bank	0.75%	09/15/11	238,500	238,500
Valley Bank	0.70%	10/13/11	241,000	241,000
Washington Trust Bank	0.75%	09/15/11	238,500	238,500
WashingtonFirst Bank	0.75%	09/15/11	238,500	238,500
Waterford Bank, NA	0.70%	10/13/11	241,000	241,000
Total Certificates of Deposit (Cost $6,010,489)				6,010,489

Commercial Paper — 12.3%
Abbey National	0.43%	07/05/11	1,000,000	999,953
Abbey National	0.45%	07/13/11	1,000,000	999,853
Abbey National	0.40%	07/28/11	1,000,000	999,704
Credit Agricole	0.35%	08/17/11	1,000,000	999,556
HSBC Financial Corp.	0.33%	09/12/11	2,000,000	1,998,703
ING Funding	0.30%	07/14/11	1,000,000	999,892
Nordea North America	0.23%	10/12/11	700,000	699,557
Nordea North America	0.23%	10/24/11	1,000,000	999,265
Rabobank USA Finance Corp.	0.24%	11/14/11	1,000,000	999,093
Societe Generale	0.31%	10/27/11	1,010,000	1,009,091
Toyota Motor Credit	0.32%	08/26/11	1,000,000	999,518
Toyota Motor Credit	0.33%	10/11/11	1,000,000	999,093
Toyota Motor Credit	0.36%	12/05/11	1,000,000	998,474
Total Commercial Paper (Cost $13,701,752)				13,701,752

Corporate Obligations — 29.7%
Bath Technologies***	0.26	%*	07/07/11	815,000	815,000
Cascade Plaza Project***	0.22	%*	07/07/11	6,577,000	6,577,000
Caterpillar Financial Power Investment Floating Rate Demand Note	0.65	%**	07/01/11	9,707,542	9,707,542
Credit Suisse Yankee CD	0.28	%*	07/22/11	1,600,000	1,600,129
General Electric Interest Plus Variable Rate Demand Note	0.95	%*	07/01/11	9,177,258	9,177,258
Martin Wheel Co, Inc.***	2.94	%*	07/07/11	1,700,000	1,700,000
Royal Bank of Canada Yankee CD	0.29	%*	07/27/11	1,000,000	1,000,409
Seariver Maritime	0.37	%*	07/01/11	600,000	600,000
Springside Corp. Exchange Partners LLC***	0.22	%*	07/07/11	2,000,000	2,000,000
Total Corporate Obligations (Cost $33,177,338)					33,177,338

2011 Semiannual Report | June 30, 2011

Schedule of Investments
June 30, 2011 (unaudited)

The Money Market Fund
Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Fair Value ($)
U.S. Government Agency Obligations — 18.4%
Federal Farm Credit	0.50%**	05/02/12	3,500,000	3,508,399
Federal Farm Credit	0.20%**	06/04/12	5,000,000	5,000,423
Federal Home Loan Bank	0.22%**	02/28/12	5,000,000	5,004,340
Federal Home Loan Bank	0.40%	04/27/12	2,000,000	2,000,000
Federal Home Loan Bank	0.35%	07/17/12	2,000,000	2,000,000
Federal Home Loan Bank	0.35%	07/20/12	1,000,000	1,000,000
Federal Home Loan Bank	0.38%	07/27/12	2,000,000	2,000,000
Total U.S. Government Agency Obligations (Cost $20,513,162)				20,513,162

The Money Market Fund
Security Description	Principal Amount ($) or Shares	Fair Value ($)
Money Market Registered Investment Companies — 33.9%
Federated Prime Value Obligations Fund, 0.12% #	10,161,124	10,161,124
Fidelity Institutional Money Market Portfolio, 0.17% #	27,636,546	27,636,546
Total Money Market Registered Investment Companies (Cost $37,797,670)		37,797,670
Total Investments — 102.6% (Cost $114,441,812) (a)		114,441,812
Liabilities less Other Assets — (2.6%)		(2,937,608)
Total Net Assets — 100.0%		111,504,204

Trustee Deferred Compensation****
The Flex-funds Aggressive Growth Fund	583	4,804
The Flex-funds Defensive Balanced Fund	302	3,008
The Flex-funds Dynamic Growth Fund	182	1,523
The Flex-funds Muirfield Fund	1,306	7,510
The Flex-funds Quantex Fund	941	22,810
The Flex-funds Utilities and Infrastructure Fund	66	1,637
Total Trustee Deferred Compensation (Cost $33,342)		41,292

(a)	Cost for federal income tax and financial reporting purposes are the same.

#	7-day yield as of June 30, 2011.

*
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at June 30, 2011. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

**	Floating rate security. The rate shown represents the rate in effect at June 30, 2011.

***
Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. Bath Technologies was acquired on 10/18/1999. Cascade Plaza Project was acquired on 2/28/2002. Martin Wheel Co., Inc. was acquired on 1/26/2001. Springside Corp. Exchange Partners LLC was acquired on 2/5/2004. As of June 30, 2011, securities restricted as to resale to institutional investors represented 9.7% of Total Investments. The fair value noted approximates amortized cost.

****	Assets of affiliates to The Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Statements of Assets & Liabilities June 30, 2011 (unaudited)
	The Muirfield Fund	The Dynamic Growth Fund	The Aggressive Growth Fund
Assets
Investments, at fair value*	$114,341,270	$98,239,956	$37,986,906
Investments in affiliates, at fair value*	1,964,199	2,508,027	890,714
Trustee deferred compensation investments, at fair value	121,034	62,795	38,826
Cash	—	—	—
Cash held at broker	—	—	—
Receivable for net variation margin on futures contracts	35,853	30,618	11,200
Receivable for capital stock issued	13,854	31,767	20,254
Receivable from investment advisor	—	—	—
Interest and dividend receivable	12,914	11,079	146
Prepaid expenses/other assets	55,927	46,533	28,481
Total Assets	116,545,051	100,930,775	38,976,527
Liabilities
Payable for securities purchased	—	—	—
Payable for Trustee Deferred Compensation Plan	121,034	62,795	38,826
Payable for capital stock redeemed	13,121	14,892	2,985
Dividends payable	—	—	—
Dividends payable - The Money Market Fund - Retail Class
Dividends payable - The Money Market Fund - Institutional Class
Payable to investment advisor	10,126	7,670	2,889
Accrued distribution plan (12b-1) and administrative service plan fees	103,674	106,997	47,307
Accrued transfer agent, fund accounting, CCO, and administrative fees	4,234	3,962	3,062
Accrued trustee fees	4,588	3,914	1,455
Other accrued liabilities	19,185	16,937	10,836
Total Liabilities	275,962	217,167	107,360
Net Assets	$116,269,089	$100,713,608	$38,869,167
Net Assets
Capital	$113,829,230	$102,131,378	$42,528,744
Accumulated undistributed (distributions in excess of) net investment income	(325,136)	(404,922)	(282,799)
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(5,965,632)	(10,060,409)	(4,532,464)
Net unrealized appreciation (depreciation) of investments and futures contracts	8,730,627	9,047,561	1,155,686
Total Net Assets	$116,269,089	$100,713,608	$38,869,167
Net Assets
The Money Market Fund - Retail Class
The Money Market Fund - Institutional Class
Total Net Assets
Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	20,224,014	12,029,768	4,719,461
The Money Market Fund - Retail Class
The Money Market Fund - Institutional Class
Total Capital Stock Outstanding
Net Asset Value, Offering and Redemption Price Per Share	$5.75	$8.37	$8.24
The Money Market Fund - Retail Class
The Money Market Fund - Institutional Class
* Investments and affiliated investments at cost	$107,683,072	$91,792,282	$37,777,704

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

The Defensive Balanced Fund	The Strategic Growth Fund	The Quantex Fund	The Utilities and Infrastructure Fund	The U.S. Government Bond Fund	The Total Return Bond Fund	The Money Market Fund

$72,515,490	$83,443,615	$25,392,851	$34,090,982	$17,887,045	$20,000	$114,441,812
662,574	2,350,887	499,184	301,043	110,324	—	—
43,064	36,456	46,001	43,035	33,800	—	41,292
—	—	—	—	—	10,000	—
—	—	—	—	75,000	—	—
19,600	9,285	2,700	—	17,695	—	—
2,466	35,425	1,106	1,238	50,347	10,000	—
—	—	—	—	351	—	26,439
7,218	519	23,219	85,068	101,954	—	52,501
28,731	45,599	12,725	14,460	13,954	—	25,532
73,279,143	85,921,786	25,977,786	34,535,826	18,290,470	40,000	114,587,576

—	—	—	—	—	20,000	3,000,000
43,064	36,456	46,001	43,035	33,800	—	41,292
41,966	6,032	123,771	7,205	5,349	—	—
—	—	—	193	764	—
						225
						2,680
5,918	6,858	1,675	13,005	—	—	—
80,600	115,232	8,615	16,103	15,762	—	9,443
3,252	3,162	2,717	2,971	2,307	—	4,351
2,418	3,030	942	1,145	1,059	—	939
13,031	12,802	10,478	11,834	8,796	—	24,442
190,249	183,572	194,199	95,491	67,837	20,000	3,083,372
$73,088,894	$85,738,214	$25,783,587	$34,440,335	$18,222,633	$20,000	$111,504,204

$73,416,973	$81,273,703	$24,168,104	$31,293,005	$18,573,032	$20,000	$111,504,204
108,497	(447,875)	(5,935)	119,716	1,852	—	—
(3,690,462)	2,767,166	(614,578)	627,032	(612,593)	—	—
3,253,886	2,145,220	2,235,996	2,400,582	260,342	—	—
$73,088,894	$85,738,214	$25,783,587	$34,440,335	$18,222,633	$20,000	$111,504,204

						$85,722,482
						25,781,722
						$111,504,204
7,339,968	8,526,642	1,063,830	1,388,265	874,236	2,000
						85,722,482
						25,781,722
						111,504,204
$9.96	$10.06	$24.24	$24.81	$20.84	$10.00
						$1.00
						$1.00
$69,982,751	$83,723,537	$23,673,382	$31,991,443	$17,783,761	$20,000	$114,441,812

2011 Semiannual Report | June 30, 2011

Statements of Operations For the Period Ended June 30, 2011 (unaudited)
	The Muirfield Fund	The Dynamic Growth Fund	The Aggressive Growth Fund
Investment Income
Interest	$15,298	$3,580	$179
Interest from affiliates	2,400	2,332	1,546
Dividends	315,417	263,886	77,646
Total Investment Income	333,115	269,798	79,371
Fund Expenses
Investment advisor	494,395	364,013	174,682
Transfer agent	71,618	58,252	27,949
Transfer agent - The Money Market Fund - Retail Class
Transfer agent - The Money Market Fund - Institutional Class
Fund accounting	24,315	23,202	19,039
Administrative	52,696	43,787	23,228
Trustee	7,447	6,080	3,205
Audit	5,163	5,163	5,163
Legal	2,905	2,905	2,905
Custody	8,734	7,698	3,515
Printing	5,228	4,280	1,976
Distribution plan (12b-1)	119,344	121,305	58,135
Distribution plan (12b-1) - The Money Market Fund - Retail Class
Distribution plan (12b-1) - The Money Market Fund - Institutional Class
Administrative service plan	119,218	97,032	46,547
Postage	4,047	3,265	1,673
Registration and filing	12,148	12,255	10,714
Insurance	5,763	4,360	1,521
Chief Compliance Officer	2,506	2,504	2,504
Other	7,114	6,533	5,136
Total Expenses Before Reductions	942,641	762,634	387,892
Expenses reimbursed/waived by investment advisor	(16,222)	(18,233)	(721)
Expenses paid indirectly	(42,146)	(35,210)	(14,286)
Distribution plan (12b-1) expenses waived	(17,904)	(10,194)	(10,715)
Administrative service plan expenses waived	(12,533)	—	—
Transfer agent expenses waived	(23,881)	(24,277)	—
Net Expenses	829,955	674,720	362,170

Net Investment Income (Loss)	(496,840)	(404,922)	(282,799)
Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	9,958,581	6,946,170	5,100,278
Net realized gains (losses) from futures contracts	310,569	186,520	107,379
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	10,269,150	7,132,690	5,207,657
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(6,218,338)	(4,021,749)	(4,101,411)
Net Realized and Unrealized Gain (Loss) from Investments	4,050,812	3,110,941	1,106,246

Net Change in Net Assets Resulting from Operations	$3,553,972	$2,706,019	$823,447

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

The Defensive Balanced Fund	The Strategic Growth Fund	The Quantex Fund	The Utilities and Infrastructure Fund	The U.S. Government Bond Fund	The Total Return Bond Fund	The Money Market Fund

$25,702	$2,416	$119	$—	$241,732	$—	$275,119
2,044	1,560	994	1,228	1,029	—	—
561,834	134,666	161,031	480,850	—	—	—
589,580	138,642	162,144	482,078	242,761	—	275,119

242,778	309,061	108,860	146,434	38,122	—	227,531
38,855	49,456	13,063	17,572	7,624	—
						42,435
						12,026
20,855	22,148	13,365	16,296	12,010	—	24,474
30,855	37,925	10,886	14,643	9,530	—	53,966
4,405	5,319	1,963	2,374	1,767	—	1,542
5,163	5,163	5,163	5,163	5,163	—	5,163
2,905	2,904	2,905	2,905	2,905	—	2,905
5,737	5,595	2,725	2,269	1,844	—	4,594
2,906	3,674	988	1,311	787	—	7,115
80,911	102,996	21,773	36,636	19,061	—
						92,494
						4,528
64,755	82,408	21,777	29,262	19,038	—	—
2,218	2,656	1,058	2,981	833	—	5,014
10,141	10,282	9,764	8,937	10,198	—	14,914
2,726	2,410	836	1,102	990	—	7,318
2,504	2,504	2,504	2,504	2,506	—	2,505
5,377	5,083	4,992	5,282	5,056	—	15,534
523,091	649,584	222,622	295,671	137,434	—	524,058
(3,169)	—	(27,217)	—	(36,317)	—	(257,528)
(16,167)	(34,215)	—	—	—	—	—
—	—	(14,153)	(13,180)	(2,859)	—	(77,094)
—	—	(13,173)	(8,933)	(2,001)	—	—
(22,670)	(28,852)	—	—	(1,906)	—	(6,725)
481,085	586,517	168,079	273,558	94,351	—	182,711

108,495	(447,875)	(5,935)	208,520	148,410	—	92,408

1,957,934	4,529,408	1,617,200	813,547	(254,744)	—
43,555	192,944	34,930	—	(140,995)	—
2,001,489	4,722,352	1,652,130	813,547	(395,739)	—
(827,002)	(3,207,960)	(707,092)	276,146	343,206	—
1,174,487	1,514,392	945,038	1,089,693	(52,533)	—

$1,282,982	$1,066,517	$939,103	$1,298,213	$95,877	$—	$92,408

2011 Semiannual Report | June 30, 2011

Statements of Changes in Net Assets For the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010
	The Muirfield Fund		The Dynamic Growth Fund
	2011	2010	2011	2010
Operations
Net investment income (loss)	$(496,840)	$459,246	$(404,922)	$198,731
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	10,269,150	7,086,430	7,132,690	7,120,345
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(6,218,338)	6,602,098	(4,021,749)	6,409,206
Net change in net assets resulting from operations	3,553,972	14,147,774	2,706,019	13,728,282
Distributions to Shareholders
From net investment income	—	(459,247)	—	(198,736)
From net realized gain from investment transactions	—	—	—	—
Net change in net assets resulting from distributions	—	(459,247)	—	(198,736)
Capital Transactions
Issued	18,398,801	24,058,379	14,769,742	25,201,324
Reinvested	46	457,414	6	198,546
Redeemed	(27,950,200)	(31,076,006)	(12,001,582)	(28,048,074)
Net change in net assets resulting from capital transactions	(9,551,353)	(6,560,213)	2,768,166	(2,648,204)

Total Change in Net Assets	(5,997,381)	7,128,314	5,474,185	10,881,342
Net Assets - Beginning of Year	122,266,470	115,138,156	95,239,423	84,358,081
Net Assets - End of Year	$116,269,089	$122,266,470	$100,713,608	$95,239,423
Accumulated undistributed (distributions in excess of) net investment income	$(325,136)	$171,704	$(404,922)	$—
Share Transactions
Issued	3,201,605	4,734,508	1,769,446	3,526,238
Reinvested	8	81,680	—	24,392
Redeemed	(4,802,248)	(6,042,300)	(1,433,362)	(3,799,857)
Net change in shares	(1,600,635)	(1,226,112)	336,084	(249,227)

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

The Aggressive Growth Fund		The Defensive Balanced Fund		The Strategic Growth Fund
2011	2010	2011	2010	2011	2010

$(282,799)	$(21,654)	$108,495	$796,697	$(447,875)	$198,423
5,207,657	3,819,382	2,001,489	3,288,199	4,722,352	6,632,770
(4,101,411)	1,054,758	(827,002)	1,231,808	(3,207,960)	1,458,237
823,447	4,852,486	1,282,982	5,316,704	1,066,517	8,289,430

—	—	—	(796,695)	—	(198,423)
—	—	—	—	—	—
—	—	—	(796,695)	—	(198,423)

20,899,726	8,752,427	19,934,345	17,820,187	49,560,756	32,446,042
—	—	—	792,255	7	198,274
(16,762,321)	(9,591,588)	(5,907,066)	(14,742,252)	(27,319,907)	(12,356,363)
4,137,405	(839,161)	14,027,279	3,870,190	22,240,856	20,287,953

4,960,852	4,013,325	15,310,261	8,390,199	23,307,373	28,378,960
33,908,315	29,894,990	57,778,633	49,388,434	62,430,841	34,051,881
$38,869,167	$33,908,315	$73,088,894	$57,778,633	$85,738,214	$62,430,841
$(282,799)	$—	$108,497	$2	$(447,875)	$—

2,564,060	1,240,188	1,993,162	1,948,394	4,890,032	3,648,465
—	—	—	81,508	—	20,420
(2,100,285)	(1,324,833)	(595,983)	(1,589,341)	(2,792,590)	(1,431,682)
463,775	(84,645)	1,397,179	440,561	2,097,442	2,237,203

2011 Semiannual Report | June 30, 2011

Statements of Changes in Net Assets For the Period Ended June 30, 2011 (unaudited) and the Year Ended December 31, 2010
	The Quantex Fund		The Utilities and Infrastructure Fund
	2011	2010	2011	2010
Operations
Net investment income (loss)	$(5,935)	$(39,827)	$208,520	$150,010
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	1,652,130	1,526,513	813,547	959,028
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(707,092)	1,655,283	276,146	1,830,913
Net change in net assets resulting from operations	939,103	3,141,969	1,298,213	2,939,951
Distributions to Shareholders
From net investment income	—	—	(88,016)	(132,339)
From net realized gain from investment transactions	—	—	—	—
Net change in net assets resulting from distributions	—	—	(88,016)	(132,339)
Distributions to Shareholders - The Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions
Capital Transactions
Issued	11,348,858	8,147,706	12,569,888	5,387,988
Reinvested	—	—	85,677	120,242
Redeemed	(3,528,015)	(6,933,509)	(3,569,254)	(4,903,245)
Net change in net assets resulting from capital transactions	7,820,843	1,214,197	9,086,311	604,985

Total Change in Net Assets	8,759,946	4,356,166	10,296,508	3,412,597
Net Assets - Beginning of Year	17,023,641	12,667,475	24,143,827	20,731,230
Net Assets - End of Year	$25,783,587	$17,023,641	$34,440,335	$24,143,827
Accumulated undistributed (distributions in excess of) net investment income	$(5,935)	$—	$119,716	$(788)
Share Transactions
Issued	462,910	413,282	503,578	252,216
Reinvested	—	—	3,423	5,611
Redeemed	(146,818)	(351,002)	(145,791)	(230,839)
Net change in shares	316,092	62,280	361,210	26,988

The accompanying notes are an integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

The U.S. Government Bond Fund		The Total Return Bond Fund		The Money Market Fund
2011	2010	2011	2010	2011	2010

$148,410	$385,264	$—	$—	$92,408	$323,084
(395,739)	395,707	—	—	—	—
343,206	(148,833)	—	—	—	—
95,877	632,138	—	—	92,408	323,084

(148,409)	(385,264)	—	—
—	(232,564)	—	—
(148,409)	(617,828)	—	—

				(58,467)	(219,387)
				(33,941)	(103,697)
				(92,408)	(323,084)

4,376,240	6,707,688	20,000	—	174,661,114	362,248,902
144,829	601,490	—	—	67,671	246,254
(5,968,637)	(4,791,322)	—	—	(192,896,177)	(401,214,866)
(1,447,568)	2,517,856	20,000	—	(18,167,392)	(38,719,710)

(1,500,100)	2,532,166	20,000	—	(18,167,392)	(38,719,710)
19,722,733	17,190,567	—	—	129,671,596	168,391,306
$18,222,633	$19,722,733	$20,000	$—	$111,504,204	$129,671,596
$1,852	$1,851	$—	$—	$—	$—

211,544	315,030	2,000	—	174,661,114	362,248,902
6,978	28,502	—	—	67,671	246,254
(289,118)	(225,702)	—	—	(192,896,177)	(401,214,866)
(70,596)	117,830	2,000	—	(18,167,392)	(38,719,710)

2011 Semiannual Report | June 30, 2011

Financial Highlights For a Share Outstanding Through the Period Ended June 30, 2011 (unaudited) and Each Fiscal Year Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
The Muirfield Fund (1)(2)(3)(4)
2011	$5.60	(0.02)	0.17	0.15	0.00	0.00	0.00	0.00
2010	$4.99	0.02	0.61	0.63	(0.02)	0.00	0.00	(0.02)
2009	$4.21	0.01	0.79	0.80	(0.02)	0.00	0.00	(0.02)
2008	$6.02	0.02	(1.83)	(1.81)	0.00	0.00	0.00	0.00
2007	$5.81	0.18	0.23	0.41	(0.20)	0.00	0.00	(0.20)
2006	$5.15	0.04	0.66	0.70	(0.04)	0.00	0.00	(0.04)
The Dynamic Growth Fund (1)(2)(3)(4)
2011	$8.14	(0.03)	0.26	0.23	0.00	0.00	0.00	0.00
2010	$7.06	0.02	1.08	1.10	(0.02)	0.00	0.00	(0.02)
2009	$5.48	0.00	1.58	1.58	0.00 **	0.00	0.00	0.00 **
2008	$9.24	0.04	(3.71)	(3.67)	(0.04)	(0.05)	0.00	(0.09)
2007	$9.56	0.29	0.38	0.67	(0.30)	(0.69)	0.00	(0.99)
2006	$8.28	0.04	1.28	1.32	(0.04)	0.00	0.00	(0.04)
The Aggressive Growth Fund (1)(2)(3)(4)
2011	$7.97	(0.06)	0.33	0.27	0.00	0.00	0.00	0.00
2010	$6.89	(0.01)	1.09	1.08	0.00	0.00	0.00	0.00
2009	$5.19	(0.01)	1.71	1.70	0.00	0.00	0.00	0.00
2008	$8.59	0.05	(3.40)	(3.35)	(0.05)	0.00	0.00	(0.05)
2007	$8.13	0.04	0.46	0.50	(0.04)	0.00	0.00	(0.04)
2006	$7.19	0.03	0.94	0.97	(0.03)	0.00	0.00	(0.03)
The Defensive Balanced Fund (1)(2)(3)(4)
2011	$9.72	0.02	0.22	0.24	0.00	0.00	0.00	0.00
2010	$8.98	0.14	0.74	0.88	(0.14)	0.00	0.00	(0.14)
2009	$7.86	0.03	1.12	1.15	(0.03)	0.00	0.00	(0.03)
2008	$10.46	0.07	(2.60)	(2.53)	(0.07)	0.00	0.00	(0.07)
2007	$10.51	0.07	0.45	0.52	(0.07)	(0.50)	0.00	(0.57)
2006*	$10.00	0.07	0.51	0.58	(0.07)	0.00	0.00	(0.07)
The Strategic Growth Fund (1)(2)(3)(4)
2011	$9.71	(0.06)	0.41	0.35	0.00	0.00	0.00	0.00
2010	$8.12	0.04	1.58	1.62	(0.03)	0.00	0.00	(0.03)
2009	$5.98	(0.01)	2.15	2.14	0.00	0.00	0.00	0.00
2008	$10.58	0.05	(4.60)	(4.55)	(0.05)	0.00	0.00	(0.05)
2007	$10.73	0.08	0.46	0.54	(0.07)	(0.62)	0.00	(0.69)
2006*	$10.00	0.06	0.73	0.79	(0.06)	0.00	0.00	(0.06)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

2011 Semiannual Report | June 30, 2011

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$5.75	2.68%	$116,269	1.39%	(0.83%)	1.46%	1.58%	94%
$5.60	12.65%	$122,266	1.39%	0.40%	1.47%	1.60%	128%
$4.99	18.95%	$115,138	1.43%	0.17%	1.51%	1.66%	166%
$4.21	(30.07%)	$86,310	1.39%	0.54%	1.48%	1.75%	173%
$6.02	7.02%	$50,374	1.38%	3.01%	1.52%	1.88%	144%
$5.81	13.62%	$53,227	1.45%	0.65%	1.56%	1.85%	131%

$8.37	2.83%	$100,714	1.39%	(0.83%)	1.46%	1.57%	91%
$8.14	15.54%	$95,239	1.39%	0.23%	1.47%	1.59%	119%
$7.06	28.87%	$84,358	1.37%	(0.04%)	1.48%	1.63%	148%
$5.48	(39.77%)	$67,298	1.34%	0.95%	1.46%	1.69%	122%
$9.24	7.06%	$19,115	1.32%	2.94%	1.46%	1.86%	150%
$9.56	15.96%	$21,566	1.42%	0.42%	1.55%	1.86%	123%

$8.24	3.39%	$38,869	1.55%	(1.21%)	1.61%	1.67%	110%
$7.97	15.67%	$33,908	1.59%	(0.07%)	1.66%	1.77%	124%
$6.89	32.76%	$29,895	1.54%	(0.25%)	1.63%	1.82%	156%
$5.19	(38.98%)	$20,715	1.62%	0.77%	1.65%	1.84%	213%
$8.59	6.14%	$28,841	1.70%	0.49%	1.70%	1.83%	170%
$8.13	13.54%	$21,554	1.80%	0.51%	1.81%	1.98%	200%

$9.96	2.47%	$73,089	1.49%	0.34%	1.54%	1.62%	95%
$9.72	9.76%	$57,779	1.52%	1.51%	1.57%	1.66%	161%
$8.98	14.65%	$49,388	1.54%	0.41%	1.59%	1.72%	182%
$7.86	(24.16%)	$34,766	1.54%	0.67%	1.55%	1.70%	204%
$10.46	5.03%	$74,290	1.56%	0.79%	1.56%	1.66%	137%
$10.51	5.84%	$42,489	1.72%	1.20%	1.72%	1.81%	105%

$10.06	3.60%	$85,738	1.42%	(1.09%)	1.51%	1.58%	89%
$9.71	19.96%	$62,431	1.49%	0.48%	1.59%	1.70%	115%
$8.12	35.79%	$34,052	1.54%	(0.13%)	1.65%	1.80%	75%
$5.98	(43.00%)	$21,074	1.57%	0.47%	1.59%	1.74%	178%
$10.58	5.08%	$63,785	1.58%	0.75%	1.58%	1.68%	134%
$10.73	7.91%	$36,533	1.75%	0.94%	1.75%	1.84%	92%

5	Except for The Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Commenced Operations January 31, 2006

**	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Financial Highlights For a Share Outstanding Through the Period Ended June 30, 2011 (unaudited) and Each Fiscal Year Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
The Quantex Fund (3)(4)
2011	$22.77	(0.01)	1.48	1.47	0.00	0.00	0.00	0.00
2010	$18.48	(0.06)	4.35	4.29	0.00	0.00	0.00	0.00
2009	$10.42	(0.01)	8.07	8.06	0.00 **	0.00	0.00	0.00 **
2008	$18.32	0.00	(7.90)	(7.90)	0.00	0.00	0.00	0.00
2007	$19.86	0.16	(1.54)	(1.38)	(0.16)	0.00	0.00	(0.16)
2006	$17.09	0.08	2.77	2.85	(0.08)	0.00	0.00	(0.08)
The Utilities and Infrastructure Fund (3)(4)
2011	$23.51	0.17	1.20	1.37	(0.07)	0.00	0.00	(0.07)
2010	$20.73	0.15	2.76	2.91	(0.13)	0.00	0.00	(0.13)
2009	$16.13	0.15	4.74	4.89	(0.16)	0.00	(0.13)	(0.29)
2008	$26.14	0.09	(9.90)	(9.81)	(0.14)	0.00	(0.06)	(0.20)
2007	$22.23	0.14	3.91	4.05	(0.14)	0.00	0.00	(0.14)
2006	$19.03	0.15	3.20	3.35	(0.15)	0.00	0.00	(0.15)
The U.S. Government Bond Fund (3)(4)
2011	$20.87	0.16	(0.03)	0.13	(0.16)	0.00	0.00	(0.16)
2010	$20.79	0.43	0.34	0.77	(0.44)	(0.25)	0.00	(0.69)
2009	$20.96	0.60	(0.17)	0.43	(0.60)	0.00	0.00	(0.60)
2008	$20.58	0.66	0.38	1.04	(0.66)	0.00	0.00	(0.66)
2007	$20.30	0.73	0.72	1.45	(1.17)	0.00	0.00	(1.17)
2006	$20.22	0.68	0.14	0.82	(0.74)	0.00	0.00	(0.74)
The Total Return Bond Fund
2011*	$10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
The Money Market Fund - Retail Class (3)(4)
2011	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2010	$1.00	0.002	N/A	0.002	(0.002)	0.000	0.000	(0.002)
2009	$1.00	0.006	N/A	0.006	(0.006)	0.000	0.000	(0.006)
2008	$1.00	0.026	N/A	0.026	(0.026)	0.000	0.000	(0.026)
2007	$1.00	0.048	N/A	0.048	(0.048)	0.000	0.000	(0.048)
2006	$1.00	0.046	N/A	0.046	(0.046)	0.000	0.000	(0.046)
The Money Market Fund - Institutional Class (3)(4)
2011	$1.00	0.001	N/A	0.001	(0.001)	0.000	0.000	(0.001)
2010	$1.00	0.003	N/A	0.003	(0.003)	0.000	0.000	(0.003)
2009	$1.00	0.008	N/A	0.008	(0.008)	0.000	0.000	(0.008)
2008	$1.00	0.028	N/A	0.028	(0.028)	0.000	0.000	(0.028)
2007	$1.00	0.050	N/A	0.050	(0.050)	0.000	0.000	(0.050)
2006	$1.00	0.048	N/A	0.048	(0.048)	0.000	0.000	(0.048)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

2011 Semiannual Report | June 30, 2011

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Expenses Paid Indirectly	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$24.24	6.46%	$25,784	1.54%	(0.05%)	1.54%	2.04%	26%
$22.77	23.21%	$17,024	1.65%	(0.26%)	1.65%	2.17%	55%
$18.48	77.37%	$12,667	1.79%	(0.05%)	1.79%	2.39%	34%
$10.42	(43.12%)	$6,743	1.73%	0.01%	1.73%	2.26%	49%
$18.32	(7.00%)	$17,450	1.56%	0.76%	1.56%	2.09%	56%
$19.86	16.67%	$20,074	1.66%	0.47%	1.66%	2.25%	30%

$24.81	5.83%	$34,440	1.87%	1.42%	1.87%	2.02%	15%
$23.51	14.10%	$24,144	1.92%	0.70%	1.92%	2.11%	53%
$20.73	30.63%	$20,731	2.00%	0.90%	2.00%	2.20%	35%
$16.13	(37.63%)	$15,859	1.96%	0.42%	1.96%	2.14%	48%
$26.14	18.24%	$27,333	1.90%	0.57%	1.90%	2.10%	50%
$22.23	17.68%	$23,969	2.05%	0.74%	2.05%	2.18%	27%

$20.84	0.64%	$18,223	0.99%	1.56%	0.99%	1.44%	145%
$20.87	3.75%	$19,723	0.99%	2.08%	0.99%	1.45%	215%
$20.79	2.10%	$17,191	0.99%	2.90%	0.99%	1.49%	138%
$20.96	5.16%	$14,036	0.99%	3.20%	0.99%	1.58%	118%
$20.58	7.44%	$13,769	1.01%	3.92%	1.01%	1.72%	88%
$20.30	4.13%	$7,118	1.10%	3.59%	1.10%	2.22%	106%

$10.00	N/A	$20	N/A	N/A	N/A	N/A	N/A

$1.00	0.06%	$85,722	0.32%	0.13%	0.32%	0.90%	N/A
$1.00	0.20%	$96,087	0.38%	0.20%	0.38%	0.86%	N/A
$1.00	0.64%	$122,142	0.55%	0.66%	0.55%	0.84%	N/A
$1.00	2.65%	$161,232	0.49%	2.64%	0.49%	0.83%	N/A
$1.00	4.95%	$195,479	0.48%	4.83%	0.48%	0.84%	N/A
$1.00	4.71%	$159,641	0.48%	4.64%	0.48%	0.87%	N/A

$1.00	0.11%	$25,782	0.22%	0.23%	0.22%	0.72%	N/A
$1.00	0.28%	$33,584	0.29%	0.29%	0.29%	0.68%	N/A
$1.00	0.75%	$46,249	0.43%	0.83%	0.43%	0.67%	N/A
$1.00	2.79%	$77,294	0.37%	2.55%	0.37%	0.68%	N/A
$1.00	5.09%	$20,333	0.34%	4.98%	0.34%	0.67%	N/A
$1.00	4.86%	$24,118	0.34%	4.76%	0.34%	0.71%	N/A

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding expenses paid indirectly, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

5	Except for The Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Commenced Operations June 30, 2011

**	Actual amounts were less than one-half of a cent per share

The accompanying notes are integral part of these financial statements.

2011 Semiannual Report | June 30, 2011

Notes to Financial Statements June 30, 2011 (unaudited)

1.	Organization and Significant Accounting Policies

The Flex-funds® Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers ten separate series and is presently comprised of ten separate funds as follows: The Muirfield Fund® (“Muirfield”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”), The Defensive Balanced Fund (“Defensive”), The Strategic Growth Fund (“Strategic”), The Quantex Fund™ (“Quantex”), The Utilities and Infrastructure Fund (f.k.a. The Total Return Utilities Fund)(“Utilities”)(please see second paragraph of Note #1 for more information), The U.S. Government Bond Fund (“US Bond”), The Total Return Bond Fund (“Total Bond”)(please see third paragraph of Note #1 for more information), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Defensive is growth of capital, with current income usually of secondary importance. The investment objective of Quantex is long term capital appreciation. The investment objective of Utilities is total returns, including current income and growth of income. The investment objective of US Bond is maximum current income. The investment objective of Total Bond is total returns, including current income and capital growth. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Effective April 29, 2011, the Board of Trustees (“Trustees”), including a majority of non-interested or independent Trustees, approved the change of name of The Total Return Utilities Fund to The Utilities and Infrastructure Fund. The investment strategy remains the same with an investment objective seeking total returns through income and capital appreciation. The Fund does not and will not invest in electric utilities that generate power from nuclear reactors.

On June 30, 2011, Meeder Asset Management, Inc. (“MAM”), the investment advisor to the Funds, offered a new fund to the Trust. The Total Return Bond Fund seeks total return, consisting of income and capital growth, consistent with preservation of capital by investing at least 80% of its assets in bonds which include fixed income securities and/or investments that provide exposure to fixed income securities. MAM uses a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data, and its own assessment of economic and market conditions, to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed income market. After sector allocations are made, MAM uses traditional credit analysis to identify individual securities for the Fund’s portfolio.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or if the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

2011 Semiannual Report | June 30, 2011

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. Although Utilities is permitted to invest in futures contracts, it typically does not.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the six months ended June 30, 2011, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to invest in call and put options.

The fair value of derivative instruments as reported within the Statements of Assets and Liabilities as of June 30, 2011 was as follows:

Amount of Net Variation Margin on Derivatives
	Type of Derivative/Risk	Balance Sheet Location	Fair Value
The Muirfield Fund®	Equity contracts	Assets, Receivable for net variation margin on futures contracts	$35,853
The Dynamic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts	30,618
The Aggressive Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts	11,200
The Defensive Balanced Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts	19,600
The Strategic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts	9,285
The Quantex Fund™	Equity contracts	Assets, Receivable for net variation margin on futures contracts	2,700
The U.S. Government Bond Fund	US Treasury Bond contracts	Assets, Receivable for net variation margin on futures contracts	17,695

2011 Semiannual Report | June 30, 2011

The effect of derivative instruments on the Statements of Operations for the period January 1, 2011 through June 30, 2011 was as follows:

Amount of Realized Gain on Derivatives Recognized in Income
	Type of Derivative/Risk	Contracts Opened During the Year	Contracts Closed During the Year	Statement of Operations Location	For the Six Months Ended June 30, 2011
The Muirfield Fund®	Equity contracts	87	87	Net realized gains from futures contracts	$310,569
The Dynamic Growth Fund	Equity contracts	45	42	Net realized gains from futures contracts	186,520
The Aggressive Growth Fund	Equity contracts	54	53	Net realized gains from futures contracts	107,379
The Defensive Balanced Fund	Equity contracts	46	43	Net realized gains from futures contracts	43,555
The Strategic Growth Fund	Equity contracts	32	32	Net realized gains from futures contracts	192,944
The Quantex Fund™	Equity contracts	22	23	Net realized gains from futures contracts	34,930
The U.S. Government Bond Fund	US Treasury Bond contracts	140	95	Net realized gains (losses) from futures contracts	(140,995)

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Statement of Operations Location	For the Six Months Ended June 30, 2011
The Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$41,350
The Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	62,415
The Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	43,230
The Defensive Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	41,853
The Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	43,550
The Quantex Fund™	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	7,108
The U.S. Government Bond Fund	US Treasury Bond contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	46,733

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months ended June 30, 2011, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2007.

2011 Semiannual Report | June 30, 2011

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Defensive, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities and Total Bond declare and pay dividends from net investment income on a monthly basis. US Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2010, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
The Dynamic Growth Fund	$(5)	$5	$—
The Aggressive Growth Fund	(21,654)	21,654	—
The Quantex Fund™	(39,827)	39,827	—
The Utilities and Infrastructure Fund	13,997	(18,459)	4,462
The U.S. Government Bond Fund	(232,564)	—	232,564

Investment income & expenses. For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. Money Market is authorized to issue an indefinite number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the six months ended June 30, 2011 and the year ended December 31, 2010 were as follows:

	2011		2010
	Amount	Shares	Amount	Shares
Retail Class
Issued	$53,399,870	53,399,870	$107,339,519	107,339,519
Reinvested	56,861	56,861	210,200	210,200
Redeemed	(63,821,694)	(63,821,694)	(133,604,462)	(133,604,462)
Net increase (decrease)	$(10,364,963)	(10,364,963)	$(26,054,743)	(26,054,743)

Institutional Class
Issued	$121,261,244	121,261,244	$254,909,383	254,909,383
Reinvested	10,810	10,810	36,054	36,054
Redeemed	(129,074,483)	(129,074,483)	(267,610,404)	(267,610,404)
Net increase (decrease)	$(7,802,429)	(7,802,429)	$(12,664,967)	(12,664,967)

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains are broken out as such. Discounts and premiums are amortized over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2011 Semiannual Report | June 30, 2011

2.	Securities Valuations

As described in Note #1, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, american depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Short-term notes (including bank obligations, commercial paper, corporate obligations, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

2011 Semiannual Report | June 30, 2011

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

For the six months ended June 30, 2011, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no significant transfers between level 1 and level 2 securities. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2011.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$110,908,845	$—	$—	$110,908,845
Money market registered investment companies	1,964,199	—	—	1,964,199
Floating rate demand notes	—	2,632,955	—	2,632,955
U.S. government obligations	—	799,470	—	799,470
Total	$112,873,044	$3,432,425	$—	$116,305,469
Trustee deferred compensation	$121,034	$—	$—	$121,034
Futures contracts*	$108,230	$—	$—	$108,230

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$96,687,598	$—	$—	$96,687,598
Money market registered investment companies	2,508,027	—	—	2,508,027
Floating rate demand notes	—	752,888	—	752,888
U.S. government obligations	—	799,470	—	799,470
Total	$99,195,625	$1,552,358	$—	$100,747,983
Trustee deferred compensation	$62,795	$—	$—	$62,795
Futures contracts*	$91,860	$—	$—	$91,860

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$37,687,105	$—	$—	$37,687,105
Money market registered investment companies	890,714	—	—	890,714
U.S. government obligations	—	299,801	—	299,801
Total	$38,577,819	$299,801	$—	$38,877,620
Trustee deferred compensation	$38,826	$—	$—	$38,826
Futures contracts*	$55,770	$—	$—	$55,770

Defensive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$69,454,913	$—	$—	$69,454,913
Money market registered investment companies	662,574	—	—	662,574
Floating rate demand notes	—	1,759,244	—	1,759,244
U.S. government obligations	—	1,301,333	—	1,301,333
Total	$70,117,487	$3,060,577	$—	$73,178,064
Trustee deferred compensation	$43,064	$—	$—	$43,064
Futures contracts*	$58,573	$—	$—	$58,573

2011 Semiannual Report | June 30, 2011

Strategic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$82,641,710	$—	$—	$82,641,710
Money market registered investment companies	2,350,887	—	—	2,350,887
Floating rate demand notes	—	502,104	—	502,104
U.S. government obligations	—	299,801	—	299,801
Total	$84,992,597	$801,905	$—	$85,794,502
Trustee deferred compensation	$36,456	$—	$—	$36,456
Futures contracts*	$74,255	$—	$—	$74,255

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks**	$25,192,983	$—	$—	$25,192,983
Money market registered investment companies	499,184	—	—	499,184
U.S. government obligations	—	199,868	—	199,868
Total	$25,692,167	$199,868	$—	$25,892,035
Trustee deferred compensation	$46,001	$—	$—	$46,001
Futures contracts*	$17,343	$—	$—	$17,343

Utilities – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks**	$34,090,982	$—	$—	$34,090,982
Money market registered investment companies	301,043	—	—	301,043
Total	$34,392,025	$—	$—	$34,392,025
Trustee deferred compensation	$43,035	$—	$—	$43,035

U.S. Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
U.S. government obligations	$—	$15,228,735	$—	$15,228,735
Corporate bonds	—	2,658,193	—	2,658,193
Money market registered investment companies	110,324	—	—	110,324
Floating rate demand notes	—	117	—	117
Total	$110,324	$17,887,045	$—	$17,997,369
Futures contracts*	$46,734	$—	$—	$46,734
Trustee deferred compensation	$33,800	$—	$—	$33,800

Total Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$20,000	$—	$—	$20,000
Total	$20,000	$—	$—	$20,000

Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$3,241,401	$—	$3,241,401
Certificates of deposit	—	6,010,489	—	6,010,489
Commercial paper	—	13,701,752	—	13,701,752
Corporate obligations	—	33,177,338	—	33,177,338
U.S. government agency obligations	—	20,513,162	—	20,513,162
Money Market registered investment companies	37,797,670	—	—	37,797,670
Total	$37,797,670	$76,644,142	$—	$114,441,812
Trustee deferred compensation	$41,292	$—	$—	$41,292

*	Futures contracts include cumulative unrealized gain/loss on contracts open at June 30, 2011.

**	See schedule of investments for industry classifications.

2011 Semiannual Report | June 30, 2011

3.	Investment Transactions

For the six months ended June 30, 2011, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, including U.S. Government investments, were as follows:

	Purchases	Sales
The Muirfield Fund®	$106,253,944	$110,009,399
The Dynamic Growth Fund	87,712,529	86,408,092
The Aggressive Growth Fund	52,762,866	49,097,006
The Defensive Balanced Fund	72,472,284	58,619,486
The Strategic Growth Fund	91,084,404	70,367,460
The Quantex Fund™	13,520,075	5,431,808
The Utilities and Infrastructure Fund	14,423,101	4,428,821
The U.S. Government Bond Fund	26,862,472	27,794,088
The Total Return Bond Fund	20,000	N/A

For the six months ended June 30, 2011, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
The U.S. Government Bond Fund	$26,360,392	$27,794,088

4.	Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates: Muirfield and Quantex, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million; Dynamic, Aggressive, Defensive, and Strategic, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; US Bond and Total Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; and Money Market, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about April 30th, unless MAM elects to terminate this reduction. During the six months ended June 30, 2011, $27,217 of investment advisory fees was waived in Quantex. During the six months ended June 30, 2011, MAM voluntarily agreed to reduce $37,628 of investment advisory fees in Money Market.

Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by MAM without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund upon not less than 30 days written notice. For its services, Utilities pays MAM a fee of 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to Utilities, Miller/Howard receives a fee paid by MAM.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, Utilities, Quantex, Dynamic, Aggressive, Defensive, and Strategic, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund’s average daily net assets. For US Bond and Total Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of each Fund’s average daily net assets. For Money Market Retail Class and Money Market Institutional Class, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund or class. For fixed income Funds that are subject to an expense cap and which are above the voluntary expense cap, the basis point fee will be reduced by 0.02%. During the six months ended June 30, 2011, MFSCo waived $1,906 and $6,725 of transfer agent fees for US Bond and the Institutional Class, respectively. MFSCo also voluntarily waived $23,881, $24,277, $22,670, and $28,852 of transfer agent fees for Muirfield, Dynamic, Defensive, and Strategic, respectively, during the six months ended June 30, 2011.

2011 Semiannual Report | June 30, 2011

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.10% of each Fund’s average daily net assets up to $50 million and 0.08% of each Fund’s average daily net assets exceeding $50 million.

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.
0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

or

b.	$7,500 for non-Money Market Funds and $30,000 for Money Market.

For the six months ended June 30, 2011, MAM voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit total annual operating expenses to 1.39%, 1.39%, 1.59%, 1.49%, and 0.99% of average daily net assets for Muirfield, Dynamic, Aggressive, Defensive, and US Bond, respectively. MAM has also voluntarily agreed to reduce its fees and/or reimburse expenses to limit the Retail Class’ and the Institutional Class’ total annual operating expenses to 0.32% and 0.22% of average daily net assets, respectively. Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the six months ended June 30, 2011, MAM and/or MFSCo reimbursed $16,222, $18,233, $721, $3,169, $36,317, and $219,900 to Muirfield, Dynamic, Aggressive, Defensive, US Bond, and Money Market, respectively.

Muirfield, Dynamic, Aggressive, Defensive, Strategic, and Total Bond have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. For the six months ended June 30, 2011, Muirfield, Dynamic, Aggressive, Defensive, Strategic, and Total Bond used $42,146, $35,210, $14,286, $16,167, $34,215, and $0 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Quantex, US Bond, and the Retail Class have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. Utilities, Dynamic, Aggressive, Defensive, Strategic, and Total Bond have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets. The Institutional Class has adopted a distribution plan with an annual limitation of 0.03% of average daily net assets. For the six months ended June 30, 2011, Muirfield, Dynamic, Aggressive, Quantex, Utilities, and US Bond elected to charge less than the maximum annual amount, effectively waiving $17,904, $10,194, $10,715, $14,153, $13,180, and $2,859 of distribution plan (12b-1) expenses, respectively. The Retail Class and the Institutional Class waived $72,584 and $4,510, respectively, for a total of $77,094.

An Administrative Services Plan has been adopted for each Fund of the Trust except Money Market. The Administrative Services Plan allows for each eligible Fund to pay a maximum annual amount of 0.20% of average daily net assets to Service Organizations that provide administrative support services to their customers who own Shares of record or beneficially. For the six months ended June 30, 2011, Muirfield, Quantex, Utilities, and US Bond elected to charge less than the maximum annual amount, effectively waiving $12,533, $13,173, $8,933, and $2,001 of administrative service plan expenses, respectively.

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the six months ended June 30, 2011, several of the Funds invested in The Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of June 30, 2011, the 7-day yield of the Institutional Class was 0.21%. A summary of the Funds’ investments in this affiliate during the year is noted below:

2011 Semiannual Report | June 30, 2011

	12/31/10 Value	Purchases	Sales	6/30/11 Cost	Income	6/30/11 Value
The Muirfield Fund®	$1,186,440	$29,572,067	$(28,794,308)	$1,964,199	$2,400	$1,964,199
The Dynamic Growth Fund	1,901,691	18,472,572	(17,866,236)	2,508,027	2,332	2,508,027
The Aggressive Growth Fund	604,959	21,227,626	(20,941,871)	890,714	1,546	890,714
The Defensive Balanced Fund	981,486	20,465,228	(20,784,140)	662,574	2,044	662,574
The Strategic Growth Fund	1,553,744	20,874,047	(20,076,904)	2,350,887	1,560	2,350,887
The Quantex Fund™	635,526	10,919,940	(11,056,282)	499,184	994	499,184
The Utilities and Infrastructure Fund	1,091,819	11,789,874	(12,580,650)	301,043	1,228	301,043
The U.S. Government Bond Fund	197,989	17,618,685	(17,706,350)	110,324	1,029	110,324

5.	Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2010 were as follows:

	Ordinary Income	Net Short- Term Capital Gains	Net Long- Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
The Muirfield Fund®	$458,892	$—	$—	$—	$458,892
The Dynamic Growth Fund	198,567	—	—	—	198,567
The Aggressive Growth Fund	—	—	—	—	—
The Defensive Balanced Fund	792,255	—	—	—	792,255
The Strategic Growth Fund	198,274	—	—	—	198,274
The Quantex Fund™	25	—	—	—	25
The Utilities and Infrastructure Fund	133,540	—	—	—	133,540
The U.S. Government Bond Fund	386,192	232,564	—	—	618,756
The Money Market Fund	330,246	—	—	—	330,246

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2009 were as follows:

	Ordinary Income	Net Short- Term Capital Gains	Net Long- Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
The Muirfield Fund®	$413,069	$—	$—	$—	$413,069
The Dynamic Growth Fund	29,265	—	—	—	29,265
The Aggressive Growth Fund	5	—	—	—	5
The Defensive Balanced Fund	172,199	—	—	—	172,199
The Strategic Growth Fund	—	—	—	—	—
The Quantex Fund™	1,515	—	—	—	1,515
The Utilities and Infrastructure Fund	152,723	—	—	123,774	276,497
The U.S. Government Bond Fund	450,396	—	—	—	450,396
The Money Market Fund	1,592,107	—	—	—	1,592,107

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

2011 Semiannual Report | June 30, 2011

As of December 31, 2010, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$173,526	$(1,822)	$(15,855,722)	$14,569,905	$(1,114,113)
The Dynamic Growth Fund	189	(189)	(17,058,697)	12,934,908	(4,123,789)
The Aggressive Growth Fund	—	—	(9,727,581)	5,244,557	(4,483,024)
The Defensive Balanced Fund	4,442	(4,440)	(5,659,699)	4,048,636	(1,611,061)
The Strategic Growth Fund	149	(149)	(1,837,159)	5,235,153	3,397,994
The Quantex Fund™	—	—	(2,042,085)	2,718,465	676,380
The Utilities and Infrastructure Fund	349	(349)	(130,557)	2,067,690	1,937,133
The U.S. Government Bond Fund	2,403	(552)	(137,867)	(161,851)	(297,867)
The Money Market Fund	6,074	(6,074)	—	—	—

**
The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2010, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$10,372,337	2016
The Muirfield Fund®	5,483,385	2017
The Dynamic Growth Fund	5,920,810	2016
The Dynamic Growth Fund	11,137,887	2017
The Aggressive Growth Fund	6,373,039	2016
The Aggressive Growth Fund	3,354,542	2017
The Defensive Balanced Fund	4,745,858	2016
The Defensive Balanced Fund	913,841	2017
The Strategic Growth Fund	1,837,159	2017
The Quantex Fund™	491,279	2016
The Quantex Fund™	1,550,806	2017
The Utilities and Infrastructure Fund	130,557	2017
The U.S. Government Bond Fund	24,633	2013
The U.S. Government Bond Fund	113,234	2014

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2010, US Bond deferred post October losses in the amount of $78,987.

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2011, Charles Schwab & Co., Inc. held for the benefit of others, in aggregate, 27% of Utilities; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 82% of Defensive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 85% of Strategic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 76% of Dynamic; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 71% of Aggressive; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 54% of Muirfield; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 29% of Quantex; Nationwide Trust Company, FSB held for the benefit of others, in aggregate, 56% of US Bond; Meeder Asset Management, Inc. held 100% of Total Bond; Carey & Co. held for the benefit of others, in aggregate, 65% of Institutional Class; and IBEW 683 Health & Welfare Plan held 29% of Institutional Class, and therefore may be deemed to control the Funds.

2011 Semiannual Report | June 30, 2011

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with The Flex-funds are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	Director of Sales, WSYX ABC 6/WTTE Fox 28, television stations owned and operated by Sinclair Broadcast Group; Lead Trustee of the Trust.
Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 - present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).
Mary “Maggie” Bull Year of Birth: 1966	2011	Chief Compliance Officer
Chief Compliance Officer, Legal Counsel and Anti-Money Laundering Officer of the Funds (2011 – present); Independent Legal Consultant (2007 – 2010); Assistant General Counsel of Nationwide (2006 – 2007).

Stephen E. Hoffman Year of Birth: 1964	2011	Assistant Chief Compliance Officer
Director of Human Resources, Meeder Asset Management, Inc. (2011 – present); Chief Compliance Officer, Meeder Asset Management, Inc. (2011 – present); Financial Consultant for Beacon Hill Fund Services (2009 – present); Chief Financial Officer for Sanese Services (2006 – 2008).

2011 Semiannual Report | June 30, 2011

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).
Ruth Kirkpatrick Year of Birth: 1951	2009	Secretary, pro tempore	Senior Legal Specialist of Meeder Asset Management, Inc.

1	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

2	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all ten Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, The Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.flexfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2011, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2011 Semiannual Report | June 30, 2011

Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor / The Utilities and Infrastructure Fund

Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder, Jr.
Jack Nicklaus II

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Semiannual Report June 30, 2011

Mutual funds can be a quick, efficient, cost-effective way to achieve investment diversification. The investment options available through The Flex-funds® are suitable for a wide range of investors, from the conservative-minded to the growth-oriented, to help investors achieve their individual financial goals.

We provide professional management, ongoing supervision of clients’ holdings, automatic diversification and e-Delivery of statements and fund mailings: all important elements of a well-rounded investment plan.

No matter what your objectives may be, The Flex-funds® can help you make the most of your personal investment plan and help you achieve your individual financial goals.

Go Paperless. Looking for ways to help the environment? Sign up to view reports online atwww.flexfunds.com
Managed by Meeder Asset Management, Inc. 6125 Memorial Drive, Dublin, Ohio 43017 Call Toll Free: 800-325-3539 Local: 614-760-2159 Fax: 614-766-6669 www.flexfunds.com flexfunds@meederfinancial.com

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors.  The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial  expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee  financial expert.”

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2011	2010
Audit Fees	$67,500	$63,000
Audit-Related Fees	1,050	800
Tax Fees	11,250	20,250
All Other Fees	2,500	3,425

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1)  A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2)  100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $25,285 and $25,460 respectively.

(h)  Not applicable.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)  Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)).  Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350.  Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	August 29, 2011

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	August 29, 2011